                                                                    EXHIBIT 10.5


                           OFFICE/SERVICE CENTER LEASE



                                     BETWEEN



                        GREAT LAKES REIT, L.P., LANDLORD



                                       AND



                      SUPERHIGHWAY CONSULTING, INC., TENANT

                                TABLE OF CONTENTS


ARTICLE 1 - BASIC TERMS......................................................................5
   1.01 Basic Terms:.........................................................................5
   1.02 Effect of Reference to Basic Terms:..................................................6
ARTICLE 2 - QUIET ENJOYMENT..................................................................6
   2.01 Quiet Enjoyment......................................................................6
ARTICLE 3 - GRANT, DELIVERY AND TERM.........................................................7
   3.01 Grant of Premises....................................................................7
   3.02 Conditions of Grant..................................................................7
   3.03 Delivery and Acceptance of Premises..................................................7
   3.04 Delay of Possession..................................................................7
   3.05 Substitute Premises..................................................................7
ARTICLE 4 - SURRENDER AND HOLDING OVER.......................................................8
   4.01 Surrender............................................................................8
   4.02 Holdover.............................................................................9
ARTICLE 5 - SECURITY DEPOSIT.................................................................9
   5.01 Security Deposit.....................................................................9
ARTICLE 6 - RENT............................................................................10
   6.01 Base Rent...........................................................................10
   6.02 Additional Rent.....................................................................10
   6.03 Basic Costs.........................................................................10
   6.04 Taxes...............................................................................11
   6.05 Insurance Premiums..................................................................11
   6.06 Operating Expenses..................................................................11
   6.07 Estimates of Expenses during Vacancy and Services to Part of Building...............12
   6.08 Estimates of Additional Rent........................................................12
   6.09 Audit of Additional Rent............................................................13
   6.10 Service Charge......................................................................13
ARTICLE 7 - UTILITY SERVICES................................................................13
   7.01 Water Service.......................................................................13
   7.02 Electricity/Phone Service...........................................................14
   7.03 Utility Payments....................................................................14
   7.04 Service Interruption................................................................14
ARTICLE 8 - USE, MAINTENANCE AND COMPLIANCE WITH LAWS.......................................14
   8.01 General Use.........................................................................14
   8.02 Maintenance and Repair by Tenant....................................................15
   8.03 Compliance with Laws................................................................16
   8.04 Signs...............................................................................16
   8.05 Hazardous Materials.................................................................16
ARTICLE 9 - COMMON AREAS....................................................................17
   9.01 Definition..........................................................................17
   9.02 Outside Storage and Parking.........................................................17
ARTICLE 10 - TENANT'S FIXTURES, ALTERATIONS, AND LIENS......................................17

   10.01 Tenant's Fixtures..................................................................17
   10.02 Leasehold Improvements.............................................................17
   10.03 Mechanics' Liens...................................................................18
ARTICLE 11 - SERVICE AND MAINTENANCE BY LANDLORD AND RESERVATIONS...........................19
   11.01 Specific Reservations..............................................................19
   11.02 Building Alterations By Landlord...................................................19
   11.03 Maintenance and Repair by Landlord.................................................19
   11.04 Additional Services................................................................20
ARTICLE 12 - LANDLORD'S RIGHTS..............................................................21
   12.01 Rights Reserved....................................................................21
ARTICLE 13 - LANDLORD'S INABILITY TO PERFORM................................................22
   13.01 Landlord's Inability to Perform....................................................22
   13.02 Limit of Landlord's Liability......................................................22
ARTICLE 14 - INSURANCE/INDEMNIFICATION......................................................22
   14.01 Tenant's Insurance.................................................................22
   14.02 Landlord's Approval................................................................23
   14.03 Building Insurance Coverage........................................................23
   14.04 Landlord's Liability/Property Damage or Loss.......................................24
   14.05 Indemnification of Landlord/Third Party Claims.....................................24
   14.06 Waiver of Subrogation..............................................................24
ARTICLE 15 - DAMAGE OR DESTRUCTION..........................................................25
   15.01 Reconstruction Following Damage....................................................25
   15.02 Excessive Damage...................................................................25
   15.03 Damage or Destruction at End of Term...............................................25
   15.04 Rent Abatement.....................................................................25
ARTICLE 16 - ASSIGNMENT AND SUBLETTING......................................................26
   16.01 Assignment and Subletting Generally................................................26
   16.02 Sale of Interest in Tenant.........................................................28
   16.03 Mergers, Consolidations and Tenant Affiliates......................................29
ARTICLE 17 - ASSIGNMENT BY LANDLORD.........................................................29
   17.01 Assignment by Landlord.............................................................29
ARTICLE 18 - MORTGAGE AND TRANSFER..........................................................29
   18.01 Right to Transfer..................................................................29
   18.02 Estoppel Letter....................................................................31
   18.03 Delivery of Transfer Documents.....................................................31
ARTICLE 19 - EMINENT DOMAIN.................................................................31
   19.01 Eminent Domain.....................................................................31
ARTICLE 20 - DEFAULT AND REMEDIES...........................................................32
   20.01 Default Generally..................................................................32
   20.02 Landlord's Remedies................................................................33
   20.03 Damages............................................................................34
   20.04 No Reinstatement...................................................................36
   20.05 Waiver.............................................................................36
ARTICLE 21 - MISCELLANEOUS..................................................................36

   21.01 No Option..........................................................................36
   21.02 Brokers............................................................................36
   21.03 Accord and Satisfaction............................................................36
   21.04 Financial Statements...............................................................37
   21.05 Notice.............................................................................37
   21.06 Exhibits...........................................................................37
   21.07 Survival...........................................................................37
   21.08 Tenant's Authority.................................................................37
   21.09 Persons Bound......................................................................37
   21.10 Partial Invalidity.................................................................37
   21.11 Captions...........................................................................38
   21.12 Applicable Law.....................................................................38
   21.13 Rights Cumulative..................................................................38
   21.14 Entire Agreement...................................................................38
   21.15 Waiver of Jury.....................................................................38
ARTICLE 22 - OPTION TO TERMINATE............................................................38
ARTICLE 23 - OPTION TO RENEW................................................................39

                           OFFICE/SERVICE CENTER LEASE


        THIS LEASE is made as of the 12th day of May, 1998, by and between Great Lakes REIT, L.P., a Delaware limited partnership, hereinafter called "Landlord" and Superhighway Consulting, Inc., an Illinois corporation, hereinafter called "Tenant", together hereinafter called the "Parties".


ARTICLE 1 - BASIC TERMS

1.01.   Basic Terms:

        A.     Landlord's Address for Notices:     Great Lakes REIT, Inc.
                                                   823 Commerce Drive, Suite 300
                                                   Oak Brook, IL  60523

               Landlord's Address For              Great Lakes REIT, Inc.
               Rent Payments:                      Department 77-6085
                                                   Chicago, Illinois 60678-6085

        B.     Tenant's Address for Notices:       Superhighway Consulting, Inc.
                                                   565 Lakeview Parkway
                                                   Vernon Hills, Illinois

        C.     Building:                           The land and  improvements  commonly  known
                                                   as  565  Lakeview  Parkway,  Vernon  Hills,
                                                   Illinois,  together with any parking areas,
                                                   walkways,   landscaped   areas   and  other
                                                   improvements appurtenant thereto.

        D.     Premises:                           Those certain premises in the Building as
                                                   shown on Exhibit A attached hereto and
                                                   known as Suite 135.

        E.     Schedule of Base Rent:

              Period              Annual Base Rent            Monthly Base Rent
              ------              ----------------            -----------------

        10/1/98 - 9/30/99           $102,084.00                  $8,507.00
        10/1/99 - 9/30/00           $105,146.52                  $8,762.21
        10/1/01 - 9/30/01           $108,300.91                  $9,025.08
        10/1/01 - 9/30/02           $111,549.93                  $9,295.83
        10/1/02 - 9/30/03           $114,896.42                  $9,574.70

        F.     Rentable Area of the Building:      84,804 Square Feet

        G.     Rentable Area of the Premises:      8,688 Square Feet

        H.     Tenant's Proportionate Share:       Ten and 24/100 percent (10.24%) (The percentage
                                                   calculated by dividing the Rentable Area of the
                                                   Premises by the Rentable Area of the Building).

        I.     Target Commencement Date:           October 1, 1998

        J.     Lease Term:                         The period of time commencing on the
                                                   Commencement Date and expiring sixty (60)
                                                   months after the Commencement Date (except
                                                   that if the expiration  date would not be
                                                   the last day of a calendar month the term
                                                   shall extend until the last day of the
                                                   calendar month with Rent payable for the
                                                   balance of such  month at the rate for the
                                                   last monthly period during the term),
                                                   unless sooner terminated or extended as
                                                   may be herein provided.

        K.     Security Deposit:                   $50,000.00 (subject to adjustment as
                                                   provided in Article 5)

        L.     Permitted Uses:                     General office purposes

        M.     Brokers:                            The John Buck Company and CB Commercial
                                                   Real Estate Group, Inc.

        N.     Exhibits:                           A.     Plan of Premises
                                                   B.     Rules and Regulations
                                                   C.     Construction Rider
                                                   D.     Confirmation of Commencement Date

1.02 Effect of Reference to Basic Terms: Each reference in this Lease to any of the Basic Terms contained in Paragraph 1.01 shall be construed to incorporate into such reference the definition thereof as set forth in Paragraph 1.01.

ARTICLE 2 - QUIET ENJOYMENT

2.01 Quiet Enjoyment Landlord covenants that Tenant, on paying the Rent herein provided and keeping, performing and observing each and every term, covenant, and condition herein required of Tenant, shall peaceably and quietly hold and enjoy the Premises without hindrance or molestation by Landlord for the Lease Term, subject to the terms of this Lease and any encumbrances, easements, rights, covenants, conditions and restrictions of record existing as of the date of this Lease or placed on the Building hereafter.

ARTICLE 3 - GRANT, DELIVERY AND TERM

3.01 Grant of Premises In consideration of the rents, terms, covenants, and conditions hereinafter provided to be paid, kept, performed and observed, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises.

3.02 Conditions of Grant Tenant shall have and hold the Premises for and during the Lease Term, subject to the payment of the Rent and to the full and timely performance by Tenant of all of the covenants and conditions hereinafter set forth.

3.03 Delivery and Acceptance of Premises Landlord shall make a good faith effort to make the Premises Ready for Occupancy ("Ready for Occupancy" having the meaning as defined in Exhibit C, Construction Rider) by the Target Commencement Date. However the actual commencement date shall be the "Commencement Date" defined in Exhibit C. Promptly following the Commencement Date, Tenant shall execute and deliver to Landlord a confirmation of the Commencement Date on the form attached hereto as Exhibit D. No promise of Landlord to alter, remodel, decorate, clean or improve the Premises or the Building and no representation respecting the condition of the Premises or the Building has been made by Landlord to Tenant, unless the same is contained herein or in the Construction Rider. Tenant's taking possession of the Premises or any part thereof shall be conclusive evidence against Tenant that the portion of the Premises taken possession of was then in good order and satisfactory condition, except for punch list items as provided in Exhibit C.

3.04 Delay of Possession If Landlord fails to give possession of the Premises on the Target Commencement Date for any reason, Landlord shall not be subject to any liability whatsoever for such failure. Under such circumstances, neither the Lease Term nor Tenant's obligation to pay Rent shall commence until the Commencement Date. If such a delay is caused by a Tenant Delay (as defined in Exhibit C), then Tenant's obligation to pay Rent shall commence on the date that the Premises would have been Ready for Occupancy but for such Tenant Delay. No failure to give possession on the Target Commencement Date shall affect or impair the validity of this Lease or the obligations of Tenant, except as set forth above in this Paragraph 3.04. Tenant agrees to accept the suspension or abatement of Rent noted above in full settlement of all claims which Tenant might otherwise have due to such delay.

        Notwithstanding the above, if Landlord is unable to deliver possession of the Premises within ninety (90) days after the Target Commencement Date, Tenant shall have the option, as its sole remedy, to terminate this Lease within ten (10) days thereafter and receive a return of all monies, deposits and other advances previously paid to Landlord, unless said delay is as a result of Tenant Delays as defined in Exhibit C.

3.05 Substitute Premises At any time hereafter, Landlord may substitute for the Premises other premises (herein referred to as the "New Premises") provided:

        A. The New Premises shall be located in the Building, be similar to the Premises in area and have a separate entrance similar to the Premises;

        B. Landlord shall pay the reasonable out-of-pocket expenses of Tenant for moving from the Premises to the New Premises, for improving the New Premises so that they are substantially similar to the Premises, and for the relocation of Tenant's office equipment including, but not limited to, telephone and computer systems; provided, however, instead of paying the expenses of moving Tenant's property, Landlord may elect to move Tenant's property under the reasonable direction of Tenant;

        C. Such move shall be made during evenings, weekends, or otherwise so as to incur the least inconvenience to Tenant as reasonably possible;

        D. Landlord shall give Tenant at least thirty (30) days notice before making such a substitution. The substitution date may be changed from time to time thereafter upon at least seven (7) days further notice by Landlord. On the date specified in such notice, Tenant shall vacate the Premises as if the Lease Term expired on such date and comply with the requirements of this Lease imposed on Tenant upon the expiration of the Lease. If Landlord shall exercise its right hereunder, the New Premises shall thereafter be deemed for the purposes of the Lease to be the Premises; and

        E. Tenant shall not be entitled to any compensation for any inconvenience or interference with Tenant's business, nor to any abatement or reduction in Rent, nor shall Tenant's obligations under this Lease be otherwise affected as a result of the substitution. However, Base Rent and Additional Rent shall be adjusted on a per square foot basis to reflect any decrease in rentable square footage of the New Premises as compared to the Premises (but Tenant shall not be required to pay more if the New Premises are larger). Such adjustment shall be set forth in writing by Landlord and considered an amendment to this Lease. Tenant agrees to cooperate with Landlord so as to facilitate the prompt completion by Landlord of its obligations under this Paragraph
        3.05. Without limiting the generality of the preceding sentence, Tenant agrees to promptly provide to Landlord such approvals, instructions, plans, specifications or other information as may be reasonably requested by Landlord.


ARTICLE 4 - SURRENDER AND HOLDING OVER

4.01 Surrender Upon the expiration of the Lease Term or upon the termination of Tenant's right of possession, whether by lapse of time or at the option of Landlord as herein provided, Tenant shall promptly surrender the Premises to Landlord in good order, repair and condition, ordinary wear and casualty damage excepted. Prior thereto, Tenant shall remove its office furniture, trade fixtures, office equipment and all other items of personal property on the Premises not belonging to Landlord. Tenant shall pay to Landlord upon demand the actual cost of repairing any damage to the Premises and the Building caused by such removal. If Tenant shall fail or refuse to remove any such property from the Premises, Tenant shall be conclusively presumed to have abandoned the same, and title thereto shall thereupon pass to Landlord without any cost by set-off, credit, allowance or otherwise, and Landlord may at its option, accept the title to such property, and, whether or not Landlord accepts such title, Landlord may at Tenant's expense: (i) remove the same or any part in any manner that Landlord shall choose, repairing any damage to the Premises caused by such removal; and (ii) store or otherwise dispose of the same without incurring liability to Tenant or any other person. If Landlord incurs any storage or other costs by reason of Tenant's failure to remove any property which Tenant is obligated to remove under this paragraph, Tenant upon demand shall pay to Landlord the actual amount of costs so incurred.

4.02 Holdover If Tenant shall not immediately surrender the Premises on the expiration of the Lease Term or the earlier termination of the Lease as provided herein, Tenant shall be deemed a tenant only by the month at one hundred fifty percent (150%) of the Rent in effect during the last month of the Lease Term for each month or part thereof during which Tenant shall retain possession of the Premises or any part thereof thereafter. In addition, Tenant shall also pay all damages, consequential and direct, if any, incurred by Landlord on account of such holding over. Nevertheless, neither the provisions of this paragraph, the acceptance of any Rent, nor any other act in apparent affirmance of tenancy (other than a written waiver) shall be held as a waiver by Landlord of any right of re-entry or any other rights or remedies of Landlord provided herein or at law or equity.

ARTICLE 5 - SECURITY DEPOSIT

5.01 Security Deposit Tenant shall deposit the Security Deposit in the form of cash or a letter of credit with Landlord upon the execution of this Lease. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord's damage in case of Tenant's default. If Tenant defaults with respect to any provision of this Lease, Landlord may use any part of the Security Deposit (or draw such amount under the letter of credit) for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion is so used, Tenant shall within five (5) days after written demand therefor, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount (or restore the balance of the letter of credit) and Tenant's failure to do so shall be a material breach of this Lease. Except to such extent, if any, as shall be required by law, Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at such time after termination of this Lease when Landlord shall have determined that all of Tenant's obligations under this Lease have been fulfilled.

        Any letter of credit shall be issued by a bank reasonably acceptable to Landlord, shall be drawable by Landlord solely upon presentation of a statement from Landlord that the amount drawn is due and payable under the Lease, shall allow for partial draws, and shall otherwise be in form and substance reasonably acceptable to Landlord. The letter of credit shall have an expiry date not earlier than one month after the Termination Date of the Lease or shall be replaced by Tenant not less than thirty (30) days prior to its expiry date with another letter having an expiry date at least one year later (except that any initial letter of credit shall have a term expiring not earlier than thirteen months after the Commencement Date). If Tenant fails to replace an expiring letter of credit or restore the letter of credit to its full amount following a draw by Landlord, Landlord may draw the full amount of the letter of credit and treat such amount as a cash Security Deposit. In the event of a transfer of Landlord's interest in the Lease, Tenant will promptly deposit a replacement letter of credit drawable by Landlord's successor and if Tenant shall fail to do so within ten (10) days of Landlord's request, Landlord may draw the full amount of the letter of credit and treat such amount as a cash Security Deposit.

        Notwithstanding the above, if Tenant shall fully and faithfully perform every provision of this Lease to be performed by it as of the third anniversary of the Commencement Date, the Security Deposit shall be returned to Tenant.

ARTICLE 6 - RENT

6.01 Base Rent Tenant covenants to pay to Landlord, without notice, deduction, set-off or abatement, the Base Rent in lawful money of the United States in consecutive monthly installments in advance commencing on the Commencement Date and thereafter on the first day of each month during the Lease Term. Base Rent, Additional Rent defined below, and all other amounts due from Tenant under this Lease shall collectively be referred to as "Rent". Rent shall be payable to Landlord at Landlord's address shown at Paragraph 1.01 or such other place as Landlord may designate from time to time in writing. Anything to the contrary contained in this Lease notwithstanding, if the Commencement Date is other than the first day of a calendar month, the Base Rent and Additional Rent for such month shall be prorated on a per diem basis and the prorated Rent for such month, as well as the first full calendar month's Rent, shall be paid on the first day of the first full calendar month of the Lease Term. The obligation to pay Rent hereunder, is independent of each and every other term, covenant, and condition contained in this Lease.

6.02 Additional Rent Tenant shall pay as Additional Rent Tenant's Proportionate Share of each component of Basic Costs incurred in each calendar year. Tenant covenants to pay to Landlord, without notice, deduction, set-off or abatement, the Additional Rent in lawful money of the United States. Except as otherwise noted herein, Tenant shall pay Landlord the Additional Rent in the same manner as Base Rent, on the first day of each calendar month during the Lease Term. Tenant's obligation to pay Additional Rent shall survive the expiration or termination of the Lease Term.

6.03 Basic Costs "Basic Costs" shall mean Taxes and Operating Expenses, determined in accordance with generally accepted accounting principles consistently applied unless otherwise noted herein.

6.04 Taxes "Taxes" shall mean the following described taxes or assessments payable during a calendar year, whether imposed, levied, or assessed pursuant to provisions now or at anytime hereafter in effect, and regardless of the period of time for or to which such Taxes apply: (i) all taxes, assessments, and charges, general or special, imposed, levied, or assessed with respect to the Building, exclusive of interest and penalties; (ii) ad valorem taxes assessed or imposed upon personal property owned by Landlord or its agents and used in the management, operation, maintenance or repair of the Building; (iii) transit taxes; (iv) occupational taxes or excise taxes levied on rentals derived from the operation of the Building or the privilege of leasing property; (v) all taxes, assessments, or charges of any kind imposed, levied, or assessed on account of Rent hereunder or of Landlord's interest under this Lease; (vi) any taxes which shall be levied to supplement, in addition to or in lieu of any item described in (i), (ii), (iii), (iv), or (v) above; and (vii) the expense of protesting, negotiating or contesting the amount or validity of any such taxes, charges or assessments, including, but not limited to, reasonable attorney's fees, whether or not any reduction or limitation is obtained. Taxes shall not include any federal or state net income tax or franchise taxes payable by Landlord.

6.05 Insurance Premiums "Insurance Premiums" shall mean the premium for Landlord's insurance coverage described in Article 14.

6.06 Operating Expenses "Operating Expenses" shall mean and include those costs and expenses paid or incurred by or on behalf of Landlord in owning, managing, maintaining, operating and repairing the Building and the personal property used in conjunction therewith, including, but not limited to, (i) the cost of security and security devices and systems; snow and ice and trash removal, cleaning and sweeping; maintenance, repair and replacement of utility systems, electricity, water, sewers, lighting, and window cleaning; (ii) the cost of painting, uniforms, management fees, supplies, sundries and sales or use taxes on supplies or services; (iii) the cost of planting and replacing decorations, flowers and landscaping; (iv) the cost of wages and salaries of all persons (at the level or building manager or below) engaged in the operation, management, maintenance and repair of the Building, and so-called fringe benefits (including, but not limited to, social security taxes, unemployment insurance taxes, cost for providing coverage for disability benefits, cost of any pensions, hospitalization welfare or retirement plans, or any other similar or like expenses incurred under the provisions of any collective bargaining agreement, or any other cost or expense which Landlord pays or incurs to provide benefits for employees so engaged in the operation, management, maintenance and repair of the Building); (v) the charges of any independent contractor who, under contract with Landlord or its representatives, does any of the work of operating, managing, maintaining or repairing the Building; (vi) legal and accounting expenses; (vii) Insurance Premiums; and (viii) any other expense or charge, whether or not hereinbefore mentioned, which, in accordance with generally accepted accounting principles and management principles, would be considered as an expense of owning, managing, operating, maintaining or repairing the Building except as hereinafter provided. Operating Expenses shall not include costs or other items included within the meaning of the term "Taxes", costs of alterations of the premises of tenants of the Building, advertising and other expenses incurred in procuring tenants, legal expenses incurred in the enforcement of leases, costs of capital improvements to the Building, depreciation charges, interest and principal payments on mortgages, ground rental payments and real estate leasing and brokerage commissions, the cost of any special service rendered to any tenant that is not rendered to tenants generally, costs relating to the maintenance of Landlord's existence as a legal entity, fines or penalties resulting from violations of laws, the amount of any judgements rendered against Landlord, and any expenditure for which Landlord has been reimbursed (other than pursuant to rent escalation or tax and operating expense reimbursement provisions in leases), except as hereinafter provided. Notwithstanding anything contained herein to the contrary, Operating Expenses shall include the cost of any capital improvements to the Building made after the date of this Lease which are intended to reduce Operating Expenses or which are required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time it was constructed, amortized over such reasonable period as Landlord shall reasonably determine, together with interest on the unamortized cost of any such improvements (at the prevailing construction loan rate available to Landlord on the date the cost of such improvements was incurred). Operating Expenses shall be net of all cash discounts, trade discounts, or quantity discounts received by Landlord in the purchase of any goods, utilities, or services in connection with the operation of the Building.

6.07 Estimates of Expenses during Vacancy and Services to Part of Building If the Building is not at least ninety-five percent (95%) occupied by tenants during all or a portion of any calendar year, Landlord may make appropriate adjustment for such year in the components of Basic Costs which vary depending upon the occupancy level of the Building (such as trash removal, recycling and window washing), employing generally accepted accounting and management principles. Any such adjustments shall also be deemed expenses paid or incurred by Landlord and included in Basic Costs for such calendar year, as if the Building had been ninety-five percent (95%) occupied and Landlord had actually paid or incurred such expenses, to the end that the actual amounts of such variable components of Basic Costs be fairly borne by tenants occupying the Building, and provided that no such adjustment shall include any profit to Landlord in connection with such variable cost. At any time when a service is furnished to, or an item of Operating Expense is incurred with respect to only a part of the Building, the cost of such service or the amount of such item of Operating Expense may, if in Landlord's judgement it is appropriate to do so, be allocated entirely to such part of the Building and Tenant's Proportionate Share of such Operating Expenses shall be adjusted accordingly.

6.08    Estimates of Additional Rent

        A. Landlord may give Tenant, from time to time, written notice of its estimate of Additional Rent due in a calendar year. Tenant shall pay to Landlord, commencing on the first day of the calendar month following the month in which Landlord notifies Tenant of the estimated Additional Rent, one-twelfth (1/12) of the Additional Rent due in any said calendar year as estimated by Landlord. If at any time during any calendar year it appears to Landlord that the Additional Rent due for any calendar year will vary from its estimate thereof by more than ten percent (10%), Landlord may, by written notice to Tenant, revise its estimate for such year. Subsequent Additional Rent deposits by Tenant for such year shall be based on the revised estimate. Tenant shall make monthly payments of Additional Rent based on Landlord's most recent estimate thereof until Landlord notifies Tenant of a revision of such estimate. Tenant acknowledges that

        Landlord has not made and does not hereby make any representation or warranty whatsoever to Tenant as to the amount of Additional Rent or any component thereof which may become payable during the Lease Term.

        B. Following the end of each calendar year and after Landlord shall have determined the actual amounts of Basic Costs for such calendar year, Landlord shall notify Tenant in writing. If Tenant's obligation for Additional Rent exceeds the deposits paid by Tenant, Landlord shall bill Tenant for the excess amount and Tenant shall pay to Landlord said amount within thirty (30) days of billing. If Tenant's obligation for actual Additional Rent is less than the deposits paid by Tenant, Tenant shall, at Landlord's option, either be given a credit for the excess amount against the next Additional Rent payments due, or a refund of the excess so paid by Tenant. Delay in computing any item of Basic Costs shall neither be deemed a default by Landlord nor a waiver of the right to collect any item of Basic Costs.

6.09 Audit of Additional Rent Tenant shall have the right to conduct an audit of Landlord's accounting records concerning Additional Rent. Any such audit shall be conducted at Landlord's offices following not less than ten (10) business days prior written notice and shall not unreasonably disrupt Landlord's business operations. The cost of such audit shall be paid by Tenant except in the event the audit reveals an error by Landlord which resulted in an overcharge of actual (as distinguished from estimated) Additional Rent in excess of three percent (3%) of the total, in which event Landlord shall pay the reasonable cost of the audit. Any undercharge or overcharge shall be paid, credited or refunded, as applicable, as provided in Paragraph 6.08. Unless Tenant shall, by written notice to Landlord, take exception to any item in any annual statement of Additional Rent within one hundred eighty (180) days after the furnishing of said statement, such statement shall be conclusively binding upon Tenant. Any amount shown by such statement to be due to Landlord, whether or not written exception is taken to such statement, shall be paid by Tenant as provided in Paragraph 6.08(B) above, without prejudice to any such written exception.

6.10 Service Charge Tenant recognizes that late payment of Rent will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if Rent is not paid when due and payable pursuant to this Lease, a late charge shall be imposed in an amount equal to five percent (5%) per month of the unpaid Rent. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant's obligation for each successive monthly period until paid. The provisions of this Paragraph 6.10 in no way relieve Tenant of the obligation to pay Rent on or before the date on which they are due, nor do the terms of this Paragraph 6.10 in any way affect Landlord's remedies pursuant to this Lease in the event Rent is unpaid after the date due.

ARTICLE 7 - UTILITY SERVICES

7.01 Water Service Landlord shall provide hot and cold water from the municipal mains for drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord, or by Tenant in the Premises with Landlord's written consent. Tenant shall not waste or permit the waste of water.

7.02 Electricity/Phone Service Tenant shall arrange and pay for all phone service installation and utilization costs in the Premises. Electricity shall not be furnished by Landlord, but shall be furnished by an approved electric utility company serving the area. Landlord shall permit Tenant to receive such service direct from such utility company at Tenant's cost and shall permit, at no cost to Tenant, Landlord's wire and conduits, to the extent available, suitable and safely capable, to be used for such purposes. Tenant shall make all necessary arrangements with the utility company for separately metering and paying for electric current furnished by it to the Premises and Tenant shall pay for all charges for electric current consumed on the Premises during Tenant's occupancy thereof. The electricity used during the making of alterations or repairs in the Premises shall be paid for by Tenant. Tenant shall make no alterations or additions to the electric equipment or appliances without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld, delayed or conditioned. Tenant also agrees to purchase from Landlord at commercially reasonable rates all lamps, bulbs, ballasts and starters, with the exception of free standing light fixtures, used in the Premises during the Lease Term. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installed thereon.

7.03 Utility Payments Tenant shall pay each respective utility company directly for any utilities which are metered to the Premises. The cost of all utilities supplied to the Premises which are not directly metered to the Premises shall be included in Basic Costs.

7.04 Service Interruption Landlord does not warrant against and shall not be liable to Tenant for any loss, injury or damage to property or otherwise caused by or resulting from any variation, interruption, or failure of any utility services due to any cause whatsoever, or from failure to make any repairs or replacements or perform any maintenance. No interruption, variation, or failure of such services incident to the making of repairs, alterations, or improvements, or due to accident, strike, or conditions or events beyond Landlord's control or any other reason shall be deemed an eviction of Tenant or relieve Tenant from any Tenant's obligations hereunder.

        Notwithstanding the above, if there is an interruption of services which renders the Premises unusable for its intended purpose for more than five (5) consecutive business days and such interruption is a result of factors within the reasonable control of Landlord, then Rent shall abate from the sixth day until such services are restored; and if there is such an interruption of services which renders the Premises unusable for its intended purpose for more than thirty (30) consecutive days (other than as a result of Tenant's negligence or misconduct), then Tenant may terminate this Lease by written notice to Landlord delivered while such interruption continues.

ARTICLE 8 - USE, MAINTENANCE AND COMPLIANCE WITH LAWS

8.01 General Use The Premises hereby leased shall be used by Tenant only for the Permitted Uses and for no other purposes. Throughout the Lease Term Tenant shall, at Tenant's expense, promptly comply with the Rules and Regulations set out in Exhibit B, and all applicable governmental statutes, ordinances, rules, regulations, orders and requirements in effect regulating the use of the Premises. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance, or will tend to unreasonably disturb other tenants in the Building. Landlord may hereafter from time to time promulgate additional reasonable rules and regulations regarding the Premises and the Building, and Tenant shall comply with such rules and regulations, so long as such regulations do not conflict with the Permitted Uses of the Premises by Tenant or reduce Tenant's rights hereunder.

8.02    Maintenance and Repair by Tenant

        A. Tenant shall be responsible for all necessary or appropriate maintenance, repair, and replacement to the Premises of every kind or nature not hereinafter set forth specifically as the obligation of Landlord, including the heating and air conditioning ("HVAC") systems and equipment serving the Premises. Tenant shall take good care of the Premises, and keep them in good repair and free from filth, overloading, danger of fire or any pest or nuisance, and, under the supervision or subject to the approval of Landlord and within a reasonable period of time specified by Landlord, Tenant shall repair or replace any damage or breakage to the Premises or the Building caused by Tenant or Tenant's agents, employees, licensees, contractors, or invitees, or by Tenant's equipment or installations. At the end of the Lease Term or any renewal or extension hereof, Tenant shall quit and surrender the Premises in a condition as good as when received by Tenant, normal wear and casualty damage excepted. In the event Tenant fails to maintain, repair or replace any damage or breakage to the Premises as provided for herein, Landlord shall have the right, but not the obligation, to perform such maintenance, repair or replacement in which event Tenant shall promptly reimburse Landlord for its actual costs in providing such maintenance, repair or replacements together with a ten percent (10%) charge for Landlord's incidental costs and expenses. Such amounts charged to Tenant shall be deemed Rent under this Lease, payable upon demand. Notwithstanding the above, if an entire HVAC unit (as opposed to any component part) requires replacement, Landlord shall perform such replacement and Tenant shall reimburse Landlord on demand for an amount equal to the cost thereof multiplied by a fraction the numerator of which is the number of months remaining in the Lease Term (at the time the unit was replaced) and the denominator of which is the useful life of the unit (as reasonably determined by Landlord).

        B. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord for servicing all HVAC systems and equipment serving the Premises (and a copy thereof shall be furnished to Landlord). The service contract must include all services suggested by the equipment manufacturer in the operation/maintenance manual (but not fewer than two servicings annually) and must become effective within thirty (30) days of the date Tenant takes possession of the Premises. Landlord may, upon notice to Tenant, elect to enter into such a maintenance/service contract on behalf of Tenant, or to perform the work and in either case, charge Tenant the cost thereof along with a reasonable amount for Landlord's overhead.

8.03 Compliance with Laws Tenant covenants to promptly comply throughout the Lease Term, at Tenant's sole cost and expense, with all laws, ordinances, rules, regulations, and orders of any governmental bodies having jurisdiction over the Premises and to make all repairs, replacements, installations or additions required thereby, foreseen or unforeseen, ordinary as well as extraordinary. After the Commencement Date, Tenant will reimburse Landlord for all expenditures made by Landlord which are required by municipal, state or other governmental bodies due to the type or extent of Tenant's use of the Premises. Tenant will likewise observe and comply with the requirements of all policies of public liability, fire and other insurance at any time in force with respect to the Building or the Premises and the personal property thereof.

8.04 Signs Tenant shall not place upon nor permit to be placed upon any part of the Premises or the Building, any signs, billboards or advertisements in any location or in any form without the prior written consent of Landlord. Tenant shall be permitted one line for its name on the Building monument sign and an identification sign with Tenant's logo on the door to its Premises, subject to Landlord's reasonable approval. The cost of producing, maintaining and removing said signs shall be paid by Tenant.

8.05 Hazardous Materials Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively "Hazardous Materials") flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively "Environmental Laws"), nor shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and appurtenant land or allow the environment to become contaminated with any Hazardous Materials. Notwithstanding the foregoing, and subject to Landlord's prior consent, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment. Tenant shall protect, defend, indemnify and hold Landlord harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of any actual or asserted failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe, or perform any provision of this Paragraph 8.05. The indemnity obligations of Tenant under this paragraph shall survive any termination of the Lease.

ARTICLE 9 - COMMON AREAS

9.01 Definition The term "Common Areas" means all areas and facilities of the Building not intended for lease to individual tenants, and which are instead designed for the common use and benefit of Landlord and all or substantially all of the tenants, their employees, agents, customers and invitees and which shall be operated and maintained by Landlord. The Common Areas include, but not by way of limitation, the roof, exterior walls, all parking lots, landscaped and vacant areas, driveways, walks and curbs with facilities appurtenant to each as such areas may exist from time to time. Landlord hereby grants to Tenant the non-exclusive use of the Common Areas (except the roof and any reserved or designated parking) by Tenant, Tenant's employees, agents, customers, and invitees, which use shall be subject at all times to the terms and conditions of this Lease and the Rules and Regulations attached as Exhibit B and such additional rules and regulations as Landlord may make pursuant to the terms hereof.

9.02 Outside Storage and Parking Tenant shall not use any part of the Building exterior to the Premises for outside storage. No trash, crates, pallets or refuse shall be placed anywhere outside the Premises by Tenant except in enclosed metal containers to be located as directed by Landlord. Except as hereinabove set forth, Tenant shall not park or permit parking of vehicles overnight anywhere about the Building's parking areas without the prior written consent of Landlord, unless Tenant is working in the Premises during such hours.

ARTICLE 10 - TENANT'S FIXTURES, ALTERATIONS, AND LIENS

10.01 Tenant's Fixtures Tenant, at Tenant's sole expense, may install in or affix to the Premises necessary trade fixtures, personal property, equipment and furniture, provided that such items are installed and are removable without damage to the Building, and that such items do not exceed the weight bearing capacity of the Premises or place any unusual demands on the utility services to the Premises. Prior to the installation of such trade fixtures Tenant will provide Landlord plans for their installation. Landlord may require that Tenant, and Tenant upon demand shall, provide data regarding the weight and operating characteristics of such trade fixtures and other property, and may deny approval for such trade fixtures or other property if Landlord, acting reasonably, determines that such trade fixtures will exceed Building capacities or place unusual demands on the utility services to the Premises.

10.02 Leasehold Improvements Except as noted in Paragraph 10.01 Tenant shall not make any alterations, improvements, or additions ("Leasehold Improvements") to the Premises without the prior written consent of Landlord which consent shall not be unreasonably withheld. Prior to Landlord's final approval of any such Leasehold Improvements, Tenant must provide Landlord for Landlord's review and approval; (i) acceptable construction plans and specifications, (ii) the construction agreements between Tenant and a reputable contractor and subcontractors (each reasonably satisfactory to Landlord), (iii) satisfactory evidence (including, but not limited to, certificates of insurance against all liability which may arise out of the Leasehold Improvements) that all contractors and subcontractors will be properly insured, (iv) copies of necessary permits and governmental authorizations, and (v) security for the payment of all costs to be incurred in connection with the Leasehold Improvements. Landlord may require that such insurance policies include Landlord as an additional insured. All work shall be required to be done promptly and in a good workmanlike manner using only good grades of materials and Tenant shall promptly pay the cost of all such Leasehold Improvements. In addition, Tenant shall reimburse Landlord for all reasonable sums expended for examination and approval of the architectural and working plans and specifications for the work and for its inspection and supervision of the work. Tenant shall also indemnify, defend and hold Landlord harmless from any and all liabilities and costs of every kind and description, including reasonable attorneys' fees, which may arise out of or be connected in any way with the Leasehold Improvements or any work performed by Tenant. Upon completing any Leasehold Improvements, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien, and all other supporting documentation as Landlord may reasonably require, all in form satisfactory to Landlord. All Leasehold Improvements shall comply with all insurance requirements and with all ordinances and regulations of any applicable governmental authority. At all times, Tenant shall cause contractors and others performing Leasehold Improvements for Tenant to work in harmony with the contractors, agents and employees performing work in the Building for Landlord or others, if any. All Leasehold Improvements, except movable furniture, equipment and trade fixtures placed in the Premises at the expense of Tenant, shall become the property of Landlord and at the election of Landlord, shall either remain upon and be surrendered with the Premises to Landlord as a part thereof at the termination of this Lease or shall be removed at the sole cost and expense of Tenant. In the event damage to the Premises or the Building shall be caused by moving Tenant's furniture, equipment, trade fixtures or personal property in or out of the Premises, said damage shall be promptly repaired at the cost of Tenant. In the event that Tenant should fail to remove Tenant's furniture, equipment and trade fixtures as required by Landlord, Landlord shall have the option, in addition to its other remedies under the Lease, to declare that such furniture, equipment and trade fixtures are the property of Landlord and to thereafter dispose of such trade fixtures in a commercially reasonable manner and retain any proceeds of disposition as security for any liabilities or obligations Tenant may have to Landlord under the terms of this Lease.

Notwithstanding the preceding provisions of Section 10.02, Tenant may, without Landlord's consent, make interior, non-structural Leasehold Improvements which do not affect Building systems (such as HVAC, electric, etc.) such as installation of trade fixtures, decorating, painting (using Building standard colors), carpeting and other similar work and which do not cost more than Five Thousand Dollars ($5,000).

10.03 Mechanics' Liens Tenant has no authority or power to and shall not cause or permit any mechanics' liens or other liens to be placed upon the Building or any portion or component thereof or Landlord's interest therein whether created by act or inaction of Tenant, operation of law, or otherwise, and in case of the filing of any such lien or encumbrances or claim therefor, Tenant shall promptly discharge same; provided, however, that Tenant shall have the right to contest the validity or amount of any mechanics lien upon its prior posting of security with Landlord, which security, in Landlord's reasonable judgement, must be adequate to pay and discharge any such lien in full in addition to any applicable interest, penalties and Landlord's reasonable estimate of its legal fees. Tenant agrees to indemnify and hold Landlord harmless against any and all liabilities, reasonable legal fees and other costs whatsoever incurred by

Landlord because of any mechanics' or other liens attributable to Tenant being placed upon the Premises or the Building. Any mechanic's lien or claim for a mechanic's lien which Tenant desires to contest as herein provided shall be contested only in good faith, by appropriate proceedings diligently pursued, and, in any event, such lien or claim for lien shall be released or removed within six (6) months of the date such claim or lien first attached. If the lien is not so contested and released or removed, Landlord, at its sole option and in additional to any other available rights or remedies, may take any and all action necessary to release and remove such lien or claim of lien (it being agreed by Tenant that Landlord shall have no duty to investigate the validity thereof) and Tenant shall promptly upon five (5) days written notice reimburse Landlord for all sums, costs and expenses (including but not limited to attorneys' fees) incurred by Landlord in connection with the removal or release of any such lien or claim.

ARTICLE 11 - SERVICE AND MAINTENANCE BY LANDLORD AND RESERVATIONS

11.01 Specific Reservations The Premises shall not include the roof, exterior walls, foundation of the Building, or any of the Common Areas, or any other area outside, above or below the Premises. In addition, so long as such activities do not unreasonably interfere with Tenant's use of the Premises and reasonable advance notice is given Tenant prior to their commencement, Landlord reserves the right to: place, install, maintain, carry through, repair and replace such utility lines, pipes, wires, appliances, tunneling and the like in, over, through, under and upon the Premises as may be reasonably necessary or advisable for the servicing of the Premises or any other portions of the Building; for such purposes, to reasonably enter upon the Premises; and during the continuance of any of said work, to temporarily close doors, entryways, public space and corridors to or in the Building and to interrupt or temporarily suspend services or use of facilities, all without affecting any of Tenant's obligations hereunder. Landlord will use reasonable efforts not to unreasonably interfere with Tenant's normal business activities.

11.02 Building Alterations By Landlord Notwithstanding any provision in this Lease to the contrary, Landlord reserves the right at any time and from time to time, with five (5) days notice except in the case of emergencies, and without liability to Tenant for damage or injury to property, person, or business and without constituting an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for set-off or abatement of Rent: (i) to make alterations, changes and additions to the Building (including the Common Areas), (ii) to add additional areas to the Building and/or to exclude areas therefrom, (iii) to construct additional buildings and other improvements on the land occupied by the Building, (iv) to remove or relocate a part of the Building, and (v) to relocate any other tenant in the Building, provided in each case such changes shall not unreasonably interfere with the Permitted Uses.

11.03   Maintenance and Repair by Landlord

        A.     Landlord shall maintain, and repair the following:

               (i) The Building (other than the Premises and premises of other tenants) including landscaped areas, parking areas, and the exterior portions (including windows, doors, foundations and roofs) of all buildings and structures from time to time forming part of the Building and affecting its general appearance; the systems provided for bringing utilities to the Common Areas and the Premises; and the other facilities from time to time provided for use in common by Tenant and other tenants of the Building;

               (ii) The major components of the HVAC system serving the Premises if any such component requires replacement (but Tenant shall be responsible for all normal servicing and repairs); and

               (iii) Defects in standard demising walls or in structural elements, suspended ceiling, electrical and mechanical installations standard to the Building installed by Landlord in the Premises (if and to the extent that such defects are sufficient to impair Tenant's use of the Premises) and casualty damage pursuant to Article 15.

        B. Landlord shall not be liable for any failure to make repairs that are Landlord's responsibility herein until and unless Landlord is actually aware of the problem requiring repair and Landlord shall have had a reasonable time thereafter to make such repairs. Landlord reserves the right to the exclusive use of the roof and exterior walls of the Building. If any portion of the Premises which Landlord is obligated to maintain or repair is damaged by the negligence or willful actions or omissions of Tenant, its agents, employees, contractors, or invitees, then repairs or replacements necessitated by or appropriate because of such damage shall be paid for by Tenant as additional rent upon demand by Landlord. Landlord shall in no event be required to make repairs to Leasehold Improvements made by Tenant, or by Landlord on behalf of Tenant.

11.04 Additional Services Upon request by Tenant, Landlord may (but shall not be obligated to) supply services or materials to the Premises and the Building which are not provided for under this Lease ("Additional Services"), including, without limitation:

        A.     Window blinds or drapery cleaning;

        B.     Carpet shampooing;

        C.     Locksmithing;

        D.     Removal of bulk garbage;

        E.     Picture hanging; and

        F.     Special security arrangements.

The cost of Additional Services supplied or furnished by Landlord to Tenant shall not be included in Common Area Expenses but rather shall be billed separately by Landlord to Tenant. Such amounts charged to Tenant shall be deemed Rent under this Lease, payable upon within ten (10) days after billing. In the event Landlord shall elect not to supply or furnish any Additional Services, Tenant may obtain such services from a person selected by Tenant and approved in writing by Landlord (which approval shall not be unreasonably withheld). The supplying and furnishing of such services shall be subject to the reasonable rules fixed by Landlord and Tenant undertakes to cause compliance with such rules by its contractors.

ARTICLE 12 - LANDLORD'S RIGHTS

12.01 Rights Reserved Landlord reserves the following rights:

        A. To change the name of the Building without notice or liability to Tenant;

        B. To establish and change from time to time a security control and/or locking system with respect to entry to and exit from the Building. Landlord shall not be liable for any error with respect to admission to or eviction from the Building of any person;

        C. Following at least twenty-four (24) hours notice to Tenant, to exhibit the Premises to others at reasonable hours, and to decorate, remodel, repair, alter or otherwise prepare the Premises for re-occupancy at any time in the event Tenant abandons the Premises;

        D. To assign certain parking spaces and parking areas on the Land now existing or hereafter constructed; to remove abandoned or unlicensed vehicles and vehicles that are unreasonably interfering with the use of the parking lot by others and to charge the responsible tenant for the expense of removing said vehicles; and to generally regulate the flow of automobile and truck traffic using the Building's facilities;

        E. To take any and all reasonable measures, including making inspections, repairs, alterations, additions and improvements to the Premises or to the Building as may be necessary or desirable in the operation thereof and the monitoring of the covenants and obligations of this Lease;

        F. To close temporarily any of the Common Areas as reasonably necessary for maintenance and repair purposes;

        G. To designate any part of the Building outside the Premises to be part of the Common Areas without the necessity of an amendment or modification to this Lease;

        H. To use Common Areas as reasonably necessary while engaged in making alterations, additions or repairs to the Premises or the Building;

        I. To retain a pass key to the Premises (for emergency and incidental purposes);

        J. To lease the remainder of the Building to any other entity approved in Landlord's sole and exclusive discretion;

        K. To participate in any petition for the inclusion of the Building and Premises in any local improvement districts providing for assessment of the Building and Premises for the benefits received. Tenant agrees to cooperate with Landlord in the foregoing and to execute any documents or instruments which, in Landlord's opinion, are necessary or desirable to effectuate the same;

        L. To enter upon the Premises at any reasonable time for the purpose of exercising any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant. Prior to any such entry except that required in an emergency or for the provision of normal Landlord services, Landlord shall provide Tenant reasonable notice thereof; and

        M. To enforce the Rules and Regulations attached as Exhibit B in a manner which does not unfairly discriminate against Tenant.


ARTICLE 13 - LANDLORD'S INABILITY TO PERFORM

13.01 Landlord's Inability to Perform If by reason of inability to obtain suitable labor, materials or supplies; circumstances directly or indirectly the result of fire, weather, a state of war or national or local emergency; or any other cause beyond the reasonable control of Landlord (any of the foregoing being referred to herein as "Force Majeure"), Landlord shall be unable to perform or shall be delayed in the performance of any covenant or obligation hereunder, such nonperformance or delay in performance shall not render Landlord liable in any respect to Tenant, its employees, invitees or licensees for damages to either person or property, constitute a total or partial eviction, constructive or otherwise, work an abatement of rent or relieve Tenant from the fulfillment of any covenant or agreement contained in this Lease.

13.02 Limit of Landlord's Liability It is expressly understood and agreed by Tenant that none of Landlord's covenants, undertakings, or agreements are made or intended as personal covenants, undertakings, or agreements by Landlord or its partners, officers, directors, agents, employees, legal representatives, successors or assigns. Any liability for damage or breach or non-performance by Landlord shall be collectible only from Landlord's interest in the Building and no personal liability is assumed by, nor at any time may be asserted against, Landlord, its partners, officers, directors, agents, employees, legal representatives, successors or assigns.

ARTICLE 14 - INSURANCE/INDEMNIFICATION

14.01   Tenant's Insurance

        A. Tenant covenants and agrees to maintain at all times during the Lease Term, or any renewal thereof, a policy or policies of general liability insurance against claims for personal injury, death or property damage (on an occurrence basis) with respect to the business carried on by Tenant in or from the Premises and Tenant's use and occupancy of the Premises and any other part of the Building, with coverage of not less than $2,000,000.00 combined single limit in respect to personal injury and/or death and/or property damage, or any other amount which Landlord may reasonably require. Such insurance shall include Landlord (and any other party requested by Landlord) as an additional insured and shall protect Landlord with respect to any claims as if Landlord were separately insured.

        B. Tenant covenants and agrees to maintain at all times during the Lease Term, or any renewal or extension thereof, insurance protection against "all risk of direct physical loss", as defined by Causes of Loss Special Form (CP 1030 or its equivalent), for the full replacement cost of all Leasehold Improvements and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises which insurance shall insure both Tenant and Landlord, as their interests may appear.

        C. Tenant shall procure insurance against other perils and in such amount (consistent with the standards of other similar landlords of similar properties) as Landlord may reasonably require upon not less than ninety (90) days prior written notice, such requirement to be made on the basis that the required insurance is customary at the time for prudent tenants of properties similar to the Building.

14.02 Landlord's Approval All insurance required to be maintained by Tenant shall be on terms, with deductibles and with insurers reasonably satisfactory to Landlord, which approval shall not be unreasonably withheld. Each policy shall contain an undertaking by the insurer so that no material change adverse to Landlord will be made, and the policy will not lapse or be canceled, except after not less than thirty (30) days' prior written notice to Landlord of the intended change, lapse or cancellation. Whenever Landlord requests, Tenant shall furnish Landlord, certificates or other evidences acceptable to Landlord regarding the insurance required to be effected by Tenant hereunder. If Tenant shall fail to take out, renew or keep in force such insurance, or if the evidences submitted to Landlord are unacceptable to Landlord (or no such evidences are submitted within a reasonable period after request therefor by Landlord), then Landlord may give to Tenant written notice requiring compliance with this paragraph and specifying the respects in which Tenant is not then in compliance. If Tenant does not within forty-eight (48) hours provide appropriate evidence of compliance with this paragraph, Landlord may (but shall not be obligated to) obtain some or all of the additional coverage or other insurance which Tenant shall have failed to obtain, without prejudice to any other rights of Landlord under this Lease or otherwise, and Tenant shall pay all premiums and other reasonable expenses incurred by Landlord to Landlord as additional rent on demand.

14.03 Building Insurance Coverage Landlord shall maintain throughout the Lease Term, or any extension thereof, fire and extended coverage insurance on the Building and the property owned by Landlord located in and about the Building in an amount equivalent to the full replacement cost thereof (excluding foundation, grading and excavation costs) and with such deductibles as Landlord shall reasonably determine. Landlord shall not in any way or manner insure any property of Tenant or any property that may be in the Premises but not owned by Landlord. Landlord shall keep the Building insured for the benefit of Landlord against loss or damage by fire and such other risk or risks of a similar or dissimilar nature as are now, or may in the future be, customarily covered with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the Building, including, but without limiting the generality of the foregoing, windstorms, hail, explosion, vandalism, malicious mischief, civil commotion, provided coverage is obtainable. Landlord shall also maintain, for its benefit and the benefit of its managing agent, general liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Building, and any other insurance that Landlord deems appropriate and is customarily carried with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the Building, including loss of rents coverage

14.04 Landlord's Liability/Property Damage or Loss Tenant agrees, to the extent not expressly prohibited by law, that Landlord, its officers, directors, employees, legal representatives, agents and servants shall not be liable for, and Tenant hereby waives all claims for, damage or loss to property and business sustained during the Lease Term by Tenant occurring in or about the Building or the Premises, resulting directly or indirectly from any existing or future condition, defect, matter or thing in, or on, or about the Building or the Premises, or from equipment or appurtenances becoming out of repair or from accident, or from any occurrence or act or omission of Landlord, its agents, employees or servants, or another tenant or occupant of the Building or any other person. This paragraph shall apply especially, but not exclusively, to damage caused as aforesaid or by flooding, sprinkler leakage, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally, whether any such damage or loss results from the act or omission of other tenants or occupants in the Building or any other persons. Tenant agrees to look exclusively to Tenant's insurance coverage in the event of such loss.

14.05   Indemnification of Landlord/Third Party Claims

        A. To the extent not expressly prohibited by law, and except for damage to the Building covered by the insurance noted in Paragraph 14.03, Tenant shall indemnify and defend Landlord, its subsidiaries, directors, officers, employees, legal representatives, servants and agents and save them harmless from and against any and all loss (including loss of rents payable by Tenant or other tenants) and against all claims, actions, damages, liability and expense brought by any person(s), firm(s), or corporation(s) in connection with loss of life, bodily and personal injury or property damage arising from (i) any occurrence in, upon or at the Premises, (ii) any occurrence in, upon or at the Building occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, licensees, concessionaires or invitees or by anyone permitted to be on the Premises by Tenant, or (iii) Tenant's negligent performance of or failure to perform any of its obligations under this Lease.

        B. Anything herein to the contrary notwithstanding, in the event any damage to the Building arising wholly or in part out of any act or omission of Tenant, its agent, employees, contractors, or invitees, and all or any portion of Landlord's loss is "deductible" under Landlord's insurance policies, Tenant shall pay to Landlord on demand the amount of such deductible loss as additional rent.

14.06 Waiver of Subrogation Tenant and Landlord release each other and waive any right of recovery, whether direct or by way of subrogation, against each other, their agents, officers and employees, for any loss of or damage to their respective property, which occurs in or about the Building or Premises (regardless of the cause or origin, including negligence of either party, or their agents, officers or employees) to the extent that such loss or damage is recovered under the insurance required hereunder. The parties agree to immediately give each insurance company providing insurance relating to this Lease, notice of the terms of these mutual waivers, and, if necessary, to have the insurance policies properly endorsed, so as to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained in this paragraph.

ARTICLE 15 - DAMAGE OR DESTRUCTION

15.01 Reconstruction Following Damage Except as noted below, if the Premises or Building are damaged or destroyed during the Lease Term, Landlord shall diligently repair or rebuild the Premises, in compliance with all applicable laws ordinances and regulations, to substantially the same condition in which it existed as of the Commencement Date. Landlord shall be under no obligation to restore any Leasehold Improvements made by Tenant after the Commencement Date. Tenant acknowledges that Landlord shall be entitled to the full proceeds of any insurance coverage, whether carried by Landlord or Tenant, for damage to those items provided by Landlord either directly or through an allowance to Tenant, which Landlord is obligated to or elects to restore as herein provided. Landlord shall not be obligated to expend in restoration an amount in excess of the proceeds of insurance recovered by Landlord with respect to such damage and which are usable by Landlord for such restoration as permitted by any mortgagee. If Landlord fails within one hundred eighty (180) days after such damage occurs to substantially restore the Premises or eliminate any substantial interference with Tenant's use of the Premises, Tenant may terminate this Lease as of the end of said one hundred eighty (180) days by providing written notice to Landlord no later than five (5) days after expiration of said one hundred eighty (180) day period. Such one hundred eighty (180) day period shall be extended for reasonable delay caused by adjustment of insurance loss or Force Majeure. Landlord shall notify Tenant promptly of any delay caused by adjustment of insurance loss or Force Majeure.

15.02 Excessive Damage If the Building or Premises is damaged or destroyed to the extent that the Premises or Building cannot, in Landlord's sole judgement, be fully repaired or restored by Landlord within one hundred eighty (180) days after the date of the damage or destruction, Landlord may terminate this Lease by providing Tenant written notice of Landlord's election within sixty (60) days after the damage or destruction.

15.03 Damage or Destruction at End of Term If the Building or the Premises is damaged or destroyed during the last twelve (12) months of the Lease Term, and the Premises or the Building cannot, in Landlord's sole judgement, be fully repaired or restored by Landlord within sixty (60) days after the damage or destruction, either Landlord or Tenant may terminate this Lease upon written notice to the other.

15.04 Rent Abatement If the Premises are rendered untenantable but this Lease is not terminated, all Rent shall abate from the date of the damage or destruction until the restoration of the Premises is substantially completed. If only a portion of the Premises is untenantable, Rent shall be prorated on a per diem basis and apportioned in accordance with the portion of the Premises which is usable by Tenant until the restoration of the Premises is substantially completed.

ARTICLE 16 - ASSIGNMENT AND SUBLETTING

16.01   Assignment and Subletting Generally

        A. Except as noted hereafter, Tenant shall not permit or suffer to exist any assignment, transfer, mortgage, encumbrance, conveyance, lien or hypothecation of this Lease, voluntarily or by operation of law, nor sublet or otherwise transfer its interest in all or any part of the Premises or permit the use of the Premises by any parties other than Tenant or its employees without the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned. Any action by Tenant in violation of this Paragraph 16.01 shall be void and of no effect.

        B. If Tenant wishes to assign this Lease or sublet all or any part of the Premises it shall first give notice in writing in the manner required under this Lease of such intention to Landlord, furnishing Landlord with a copy of the proposed assignment or sublease document and full information as to the identity and financial status of the proposed assignee or subtenant. Thereupon, Landlord shall have, within fifteen
        (15) days of receipt of such notice and documents and information, the right to (i) terminate this Lease, or so much thereof as Tenant proposes to sublease, or (ii) approve or reject such assignment or subletting by written notice to Tenant. If no such response is given, Landlord shall be deemed to have elected to approve the assignment or subletting. If Landlord elects to terminate this Lease as set forth herein, Tenant may notify Landlord within five (5) days after Landlord notifies Tenant of such election that Tenant no longer wishes to assign the Lease or sublease such space, in which case this Lease shall continue as if Tenant's request to assign or sublease has never been made. Notwithstanding any assignment or sublease, Tenant shall remain liable hereunder and shall not be released without the express written agreement of Landlord to such release. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting.

        C. If Tenant's notice covers all of the Premises and if Landlord exercises its right to terminate this Lease as to such space, then the Lease Term shall expire and end on the date stated in Tenant's notice for the commencement of the proposed assignment or sublease as fully and completely as if that date had been the expiration date. If, however, Tenant's notice covers less than all of the Premises, and if Landlord exercises its right to terminate this Lease with respect to such space described in Tenant's notice, then as of the date stated in Tenant's notice for the commencement of the proposed sublease, (i) the Base Rent and Tenant's Proportionate Share shall be adjusted on the basis of the number of rentable square feet retained by Tenant, (ii) Tenant shall on demand by Landlord pay to Landlord as additional rent the reasonable cost to physically divide and separate the parts of the Premises, (iii) upon demand pay to Landlord as additional rent ten percent (10%) of the amount payable under clause (ii) above to reimburse Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement in such work, and (iv) execute and deliver to Landlord such amendments to this Lease as Landlord may reasonably require to evidence the partial termination of this Lease and this Lease as so amended shall continue thereafter in full force and effect.

        D. Landlord shall not be deemed to have unreasonably withheld its consent to any assignment or sublease if its consent is withheld because
        (a) Tenant is then in default under this Lease or a notice of termination of this Lease or Tenant's right to possession hereunder shall have been given; (b) in the case of a sublease, the division of the Premises would result in a violation of any applicable law, ordinance, code or governmental rule or regulation; (c) in the reasonable judgment of Landlord, the proposed subtenant or assignee is of a character or is engaged in a business which would be deleterious to the reputation of Landlord or of the Building; (d) the proposed assignee or subtenant is not sufficiently responsible to perform its obligations under this Lease or the proposed sublease, as the case may be; or (e) the proposed assignee or subtenant is a tenant or occupant of the Building or is actively negotiating with Landlord or an agent of Landlord for space in the Building; provided, however, that the foregoing are merely examples of reasons for which Landlord may reasonably withhold its consent and shall not be deemed exclusive of any permitted reasons for reasonably withholding consent, whether similar or dissimilar to the foregoing examples.

        E. If a subletting or assignment is so approved and the rents under such a sublease or assignment are greater than the rents provided for herein, then Tenant shall pay to Landlord as additional rent fifty percent (50%) of the excess rents as and when received. Tenant shall furnish Landlord with a sworn statement, certified by an officer of Tenant or an independent certified public accountant, setting forth in detail the computation of excess rents, and Landlord, or its representatives, shall have access to the books, records and papers of Tenant in relation thereto, and the right to make copies thereof. If a part of the consideration for such sublease or assignment shall be payable other than in cash, the payment to Landlord shall be payable in such form as is reasonably satisfactory to Landlord. For purposes of this Paragraph 16.01(E), the term "excess rents" shall mean the excess, if any, of (i) all amounts received or to be received in the form of cash, cash equivalents, and non-cash consideration by Tenant from any assignee or sublessee over (ii) the sum of the Rent payable to Landlord hereunder (or, in the case of a sublease of a portion of the Premises, the portion of the Rent which is allocable on a per square foot basis to the space sublet), plus the amount of any reasonable advertising expenses, brokers' commissions, attorneys' fees, costs of tenant improvements and other actual, out-of-pocket expenses incurred by Tenant in connection with such assignment or sublease, all of which shall be, in the case of a sublease, amortized over the term of the sublease for the purpose of calculating the amounts of the periodic payments due to Landlord hereunder.

        F. In no event shall Tenant assign this Lease or enter into any sublease, license, concession or other agreement for use, occupancy or utilization of any part of the Premises which provides for a rental or other payment for such use, occupancy or utilization based in whole or in part on the income or profits derived by any person from the Premises leased, used, occupied or utilized, and Tenant agrees that all assignments, subleases, licenses, concessions or other agreements for use, occupancy or utilization of any part of the Premises shall provide that the person having an interest in the possession, use, occupancy or utilization of the Premises shall not enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of space in the Premises which provides for a rental or other payment for such use, occupancy or utilization based in whole or in part on the income or profits derived by any person from the Premises leased, used, occupied or utilized and any such purported assignment, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises. In addition, in no event shall Tenant assign this Lease or enter into any sublease, license, concession or other agreement for use, occupancy or utilization of any part of the Premises which provides to a tenant of the Premises services other than those usually or customarily rendered in connection with the rental of space for occupancy only.

        G. Tenant shall pay to Landlord upon demand by Landlord, notwithstanding that Landlord may have withheld its consent to any transfer contemplated by this Article 16, an amount sufficient to reimburse Landlord for all reasonable costs and expenses incurred by it, including but not limited to reasonable attorney's fees, in determining whether to grant or withhold any consent contemplated by this Article or otherwise in connection with any assignment, subletting or other transfer of Tenant's interest in this Lease, or any attempt to do any of the foregoing.

        H. Any assignment or subletting by Tenant pursuant of all or any portion of the Premises shall automatically operate to terminate each and every special right, option, or election, if any exist, belonging to Tenant, including by way of illustration, but not limitation, any option to expand its Premises, to extend or renew the Lease Term for all or any portion of the Premises, or to terminate as to all or any portion of the Premises - i.e. such rights and options shall cease as to both space sublet or assigned and as to any portion of the original Premises retained by Tenant.

16.02 Sale of Interest in Tenant The transfer of a majority of the issued and outstanding capital stock or membership interests, or sale or transfer of substantially all of the assets of any corporate or limited liability company tenant or subtenant of this Lease (including without limitation by way of any merger, consolidation or other reorganization of Tenant, or any issuance, sale, gift, transfer or redemption of any capital stock or membership interest, whether voluntary, involuntary, or by operation of law, or any combination of any of the foregoing transactions) or a majority of the total interest in the profits, losses, and capital of any partnership tenant or subtenant (including without limitation by way of any withdrawal or admittance of a partner or any change in any partners interest in Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions), however accomplished, and whether in a single transaction or a series or related or unrelated transactions, shall be deemed an assignment of this Lease or of such sublease.

16.03 Mergers, Consolidations and Tenant Affiliates The foregoing notwithstanding, Tenant may, without Landlord's consent (but only after notice to Landlord), assign this Lease to any corporation resulting from a sale, merger, or consolidation of Tenant upon the following conditions: (i) that the total assets and net worth of such assignee shall be equal to or more than that of Tenant immediately prior to such sale, consolidation, or merger; (ii) that Tenant is not at such time in default hereunder; and (iii) that such successor shall execute an instrument in writing in form and substance acceptable to Landlord fully assuming all of the obligations and liabilities imposed upon Tenant hereunder and shall deliver the same to Landlord. Tenant shall not be relieved of its obligations in the event of such assignment.

ARTICLE 17 - ASSIGNMENT BY LANDLORD

17.01 Assignment by Landlord The term "Landlord" as used in this Lease, so far as covenants or obligations on part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Premises, and in the event of any transfer or transfers of the title to such fee, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over or credited to the grantee, and any obligation then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease, shall be paid to Tenant or assumed by the grantee.

ARTICLE 18 - MORTGAGE AND TRANSFER

18.01   Right to Transfer

        A. Landlord shall have the right to transfer, mortgage, pledge or otherwise encumber, assign, sell, sell and leaseback, lease (such lease being hereinafter referred to as a "Ground Lease" and the lessor thereunder as a "Ground Lessor") and convey, in whole or in part, the Premises, the Building, this Lease, and all or any part of the rights now or thereafter existing and all rents and amounts payable to Landlord under the provisions hereof. Nothing herein contained shall limit or restrict any such rights, and the rights of Tenant under this Lease shall be subject and subordinate to all instruments executed and to be executed in connection with the exercise of any such rights, including, but not limited to, the lien of any mortgage, deed of trust, or security agreement now or hereafter placed upon Landlord's interest in the Premises (such mortgage, deed of trust or security interest being hereinafter referred to as a "Mortgage" and the obligee thereunder as a "Mortgagee"). This paragraph shall be self-operative. However, Tenant covenants and agrees to execute and deliver upon demand such further instruments subordinating this Lease to the lien of any such Mortgage as shall be reasonably requested by Landlord and/or proposed Mortgagee, provided such Mortgagee shall agree not to interfere with Tenant's use and possession of the Premises pursuant to the terms hereof so long as Tenant is not in default hereunder. Upon the request of Tenant, Landlord shall obtain a non-disturbance agreement from its Mortgagee for Tenant's benefit; the cost of obtaining such non-disturbance agreement shall be paid by Tenant. If any Mortgage is foreclosed or Landlord's interest under this Lease is conveyed or transferred in lieu of foreclosure, or if any Ground Lease is terminated:

               (i) No person or entity which, as the result of any of the foregoing has succeeded to the interest of Landlord in this Lease (any such person or entity being hereafter called a "Successor") shall be liable for any default by Landlord or any other matter which occurred prior to the date such Successor succeeded to Landlord's interest in this Lease nor shall such Successor be bound by or subject to any offsets or defenses which Tenant may have against Landlord or any other predecessor in interest to such Successor;

               (ii) Upon request of any Successor, Tenant will attorn, as Tenant under this Lease, subject to the provisions of this Paragraph
               18.01 to each Successor and will execute and deliver such instruments as may be necessary or appropriate to evidence such attornment within ten (10) days after receipt of a written request to do so; and

               (iii) No Successor shall be bound to recognize any prepayment of Rent by more than thirty (30) days.

        B. Notwithstanding anything to the contrary contained herein, any Mortgagee or Ground Lessor may subordinate, in whole or in part, its Mortgage or Ground Lease (as the case may be) to this Lease by sending Tenant notice in writing subordinating such Mortgage or Ground Lease to this Lease, and Tenant agrees to execute and deliver to such Mortgagee or Ground Lessor such further instruments consenting to or confirming the subordination of such Mortgage or Ground Lease to this Lease and containing such other provisions which may be requested in writing by such Mortgagee or Ground Lessor within ten (10) days after notice to Tenant of such request.

        C. Whether or not any Mortgage is foreclosed or any Ground Lease is terminated or any Successor succeeds to any interest of Landlord under this Lease, no Mortgagee, Ground Lessor, Successor or other successor of Landlord's interest in this Lease shall have any liability to Tenant for any security deposit paid to Landlord by Tenant hereunder, unless such security deposit has actually been received by such person.

        D. Should any prospective Mortgagee or Ground Lessor require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially or adversely change the rights and obligations of Tenant hereunder, or diminish the duties or liabilities of Landlord, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required therefor and deliver the same to Landlord within ten (10) days following the request therefor. Should any prospective Mortgagee or Ground Lessor require execution of a short form of Lease for recording (containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term), Tenant agrees to execute such short form of Lease and deliver the same to Landlord within ten (10) days following the request therefor.

        E. Tenant agrees that the provisions of this paragraph shall remain in full force and effect, notwithstanding that any Mortgagee or Ground Lessor may directly or indirectly own or have an interest in Landlord, or in the Building in addition to its interest as Mortgagee or Ground Lessor.

18.02 Estoppel Letter Tenant covenants and agrees to execute and deliver to Landlord within ten (10) days of written request from Landlord, estoppel letters setting forth: (i) the date of this Lease and any amendments thereto, the Commencement Date, and any rights or options to extend or renew this Lease or the Lease Term or to purchase or of first refusal or offer with respect to the Premises or the Building, (ii) the date through which rents have been paid hereunder, (iii) the amount of any security deposit held by Landlord, (iv) whether Tenant is in occupancy of the Premises and the improvements and space required to be furnished by Landlord with the Premises and the Building have been completed and paid for in all respects as required by this Lease, (v) whether the Lease is in full force and effect, (vi) whether Landlord or Tenant is in default under the Lease and whether there are defenses or offsets against the enforcement thereof, and setting forth such defaults, defenses or offsets claimed by Tenant, (vii) whether Tenant is subject to any bankruptcy, insolvency or similar proceedings in any Federal, state or other court or jurisdiction, and
(viii) any other information which Landlord or its mortgagee or prospective mortgagee or purchaser may reasonably require relating to the Lease, which may include Tenant financial statements.

18.03 Delivery of Transfer Documents If Tenant shall fail to deliver any subordination document, attornment document, or estoppel letter that may be submitted to Tenant under this Article 18 within ten (10) days after the request by Landlord or any other permitted party, as the case may be, Tenant shall pay Landlord, as additional rent, a $100 per day penalty from the end of the initial ten (10) day period until the date such documents are signed and returned to Landlord.

ARTICLE 19 - EMINENT DOMAIN

19.01 Eminent Domain If the Premises, the Building, or such a substantial part thereof, which in Landlord's reasonable judgment renders the remainder unfit for the intended uses, shall be taken by any competent authority under the power of the eminent domain or be acquired for any public or quasi-public uses or purpose, the Lease Term shall cease and terminate upon the effective date of the taking and Tenant shall have no claim against Landlord for the value of any unexpired Lease Term. If any part of the Building is taken by any competent authority under the power of eminent domain or is acquired for any public or quasi-public uses or purpose, or if the configuration or grade of any street or alley or other improvement or structure adjacent to the Building is changed and such taking, or acquisition, or change of grade or configuration makes it necessary or desirable in Landlord's judgment to remodel the Building to conform to the taking, acquisition, or changed grade or configuration, Landlord shall have the right to terminate this Lease after having given written notice of termination to Tenant not less than ninety (90) days prior to the date of termination designated in the notice. In either of said events, Rent at the then current rate shall be apportioned as of the date of the termination. No money or other consideration shall be payable by Landlord to Tenant for the right of termination and Tenant shall have no right to share in the condemnation award or in any judgment for damages caused by the taking or the change of grade. However, nothing in this paragraph shall preclude Tenant from independently seeking an award from the authority for any damages or relocation benefits which Tenant is entitled to under governing law, provided that such separate award shall not reduce the award or judgment recoverable by Landlord.

ARTICLE 20 - DEFAULT AND REMEDIES

20.01 Default Generally Tenant shall be deemed in default under the terms of this Lease if any of the following events occur:

        A. Tenant shall have failed to pay an installment of Base Rent, Additional Rent or any other amount payable hereunder, and such failure shall be continuing for a period of more than ten (10) days after written notice to Tenant that such amount was due on the first occasion in any twelve (12) month period or within five (5) days after written notice to Tenant that such amount was due on the second and subsequent occasions within any twelve (12) month period;

        B. There shall be a default under any term, condition, covenant, or other obligation on the part of Tenant to be kept, observed or performed hereunder (other than a condition, covenant, agreement or other obligation to pay Base Rent, Additional Rent or any other amount of money) and such default shall be continuing for a period of more than fifteen (15) days after written notice to Tenant; provided, however, if such default may not be practicably cured by Tenant within such fifteen
        (15) day period, and provided further Tenant shall commence to cure the default within the fifteen (15) day period, the fact that the default is not cured within the fifteen (15) day period shall not constitute a breach of the Lease so long as Tenant diligently proceeds to cure the default and such default is cured within a reasonable period thereafter. Notwithstanding the fifteen (15) day period for cure noted above, if the default creates a hazardous situation or involves disturbance of the quiet enjoyment of other Building tenants, Tenant must cure the default immediately upon notice;

        C. If any policy of insurance upon the Building or any part thereof shall be canceled or threatened with cancellation by the insurer by reason of the use or occupation of the Premises by Tenant, or any assignee, sub-tenant or licensee of Tenant, or anyone permitted by Tenant to be upon the Premises, and Tenant after receipt of written notice from Landlord shall have failed to take such immediate steps with respect to such use or occupation as shall enable Landlord to reinstate or avoid cancellation (as the case may be) of such policy of insurance;

        D. The Premises shall be abandoned, or remain unoccupied for fifteen
        (15) consecutive days or more while capable of being occupied, unless Tenant has provided Landlord prior written notice of its intent to vacate or abandon the Premises;

        E. The balance of the Lease Term or any other interest of Tenant in this Lease or any of the goods and chattels of Tenant shall at any time be seized or levied in execution, attachment or other legal process; or

        F. Any of the following shall be done or suffered to be done: (i) Tenant shall make any assignment for the benefit of creditors; (ii) Tenant shall become the subject of commencement of an involuntary case under the Federal bankruptcy law as now or hereafter constituted, or of a petition against Tenant seeking reorganization, arrangement, adjustment or composition of or in respect of Tenant under the Federal bankruptcy law as now or hereafter constituted, or under any other applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or seeking the appointment of a receiver, liquidator, or assignee, custodian, trustee, sequestrator (or similar official) of Tenant or any substantial part of its property, or seeking the winding-up or liquidation of its affairs and such involuntary case or petition is not dismissed within sixty (60) days after the filing thereof; (iii) Tenant shall commence a voluntary case or institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against it, under the Federal bankruptcy laws as now or hereafter constituted or any other applicable Federal or state bankruptcy or insolvency or other similar law, or consents to the appointment of or taking possession by a receiver or liquidator or assignee, trustee, custodian, sequestrator (or other similar official) of Tenant or of any substantial part of its property, or admits in writing its inability to pay its debts generally as they become due; (iv) Tenant, its stockholders or its governing Board of Directors, Managers, or Partners, or any committee thereof takes any action contemplating, in preparation for or in furtherance of any of the occurrences, steps or proceedings in items (ii) or (iii) above; (v) Tenant, if a corporation, shall take any steps or suffer any order to be made for its winding-up or termination of its corporate existence, not approved by Landlord.

20.02 Landlord's Remedies Landlord shall have the following rights and remedies, all of which are cumulative and not alternative and not to the exclusion of any other or additional rights and remedies in law or equity available to Landlord by statute or otherwise:

        A. to remedy or attempt to remedy any default of Tenant, and in doing so to make any payments due or alleged to be due by Tenant to third parties and to enter upon Premises to do any work or other things therein (without such entry being in any way deemed a repossession of the Premises or a termination of this Lease), and in such event all reasonable expenses of Landlord in remedying or attempting to remedy such default shall be payable by Tenant to Landlord on demand;

        B. to terminate this Lease forthwith by leaving upon the Premises or by affixing to an entrance door to the Premises or otherwise delivering notice to Tenant a notice terminating the Lease, in which event the Lease Term and all right, title and interest of Tenant hereunder shall end on the date stated in the notice;

        C. to terminate the right of Tenant to possession of the Premises without terminating this Lease, whereupon the right of Tenant to possession of the Premises or any part thereof shall cease on the date stated in such notice;

        D. to enforce the provisions of this Lease and to enforce and protect the rights of Landlord hereunder by a suit or suits in equity and/or at law for the specific performance of any covenant or agreement contained herein, and for the enforcement of any other appropriate legal or equitable remedy, including without limitation (i) injunctive relief,
        (ii) recovery of all monies due or to become due from Tenant under any of the provisions of the Lease, and (iii) any other damages incurred by Landlord by reason of Tenant's default under this Lease.

20.03   Damages

        A. If Landlord exercises any of the remedies provided for in subparagraph 20.02(B) or (C) above, Tenant shall surrender possession of and vacate the Premises and immediately deliver possession thereof to Landlord, and Landlord may re-enter and take complete and peaceful possession of the Premises.

        B. If Landlord terminates the right of Tenant to possession of the Premises without terminating this Lease, such termination of possession shall not release Tenant, in whole or in part, from Tenant's obligation to pay Rent hereunder for the full Lease Term. Furthermore the present value (such present value to be computed on the basis of a per annum discount rate equal to seven percent (7%)) of the aggregate amount of Rent for the period from the date stated in the notice terminating possession to the date of the expiration of the Lease Term absent such termination shall, at the option of Landlord, be immediately due and payable by Tenant to Landlord, together with any other monies due hereunder, and Landlord shall have the right to immediate recovery of all such amounts. In the alternative, Landlord shall have the right from time to time to recover from Tenant (without the need to commence new process), and Tenant shall remain liable for, all Rent not theretofore accelerated and paid pursuant to the foregoing sentence, as well as for any other sums thereafter accruing as they become due under this Lease during the period from the date of such notice of termination of possession to the date the Lease Term would expire if not terminated early. In any such case, Landlord may, but shall be under no obligation to (except to the extent required by law), relet the Premises or any part thereof for the account of Tenant for such rent, for such time (which may be for a term extending beyond the Lease Term) and upon such terms as Landlord in Landlord's sole discretion shall determine, and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant relative to such reletting; provided, however, that any Rent received by reason of such reletting shall be applied as described below. Also, in any such case, Landlord may change the locks or other entry devices of the Premises and make repairs, alterations and additions in or to the Premises and redecorate the same to the extent deemed by Landlord necessary or desirable and Tenant shall upon written demand pay the cost thereof together with Landlord's expenses of reletting, including, without limitation, brokerage commissions payable to Landlord or Landlord's agent or to others. Landlord may collect the rents from any such reletting and apply the same first to the payment of the expenses of reentry, redecoration, repair and alterations and the expenses of reletting and second to the payment of Rent, and any excess or residue shall operate only as an offsetting credit to reduce the amount of Rent due and owing or paid as a result of acceleration or as the same thereafter becomes due and payable hereunder; provided that the use of such offsetting credit to reduce the amount of Rent due Landlord, if any, shall not be deemed to give Tenant any right, title or interest in or to such excess or residue and any such excess or residue shall belong to Landlord solely. No such reentry, repossession, repairs, alterations, additions, or reletting shall be construed as an eviction or ouster of Tenant or as an election on Landlord's part to terminate this Lease, or shall operate to release Tenant in whole or in part from any of Tenant's obligations hereunder unless a written notice of such intention is given to Tenant, and Landlord may, at any time and from time to time sue and recover judgment for any deficiencies from time to time remaining after the application from time to time of the proceeds of any such reletting.

        C. In the event of the termination of this Lease by Landlord as provided for by subparagraph 20.02(B) above, Landlord shall be entitled to recover from Tenant all damages and other sums which Landlord is entitled to recover under any provision of this Lease or at law or equity, including, but not limited to, all the fixed dollar amounts of Rent accrued and unpaid for the period up to any including such termination date, as well as all other additional sums payable by Tenant, or for which Tenant is liable or in respect of which Tenant has agreed to indemnify Landlord under any of the provisions of this Lease, which may be then owing and unpaid, and all costs and expenses, including without limitation court costs and attorneys' fees incurred by Landlord in the enforcement of its rights and remedies hereunder and, in addition, any damages provable by Landlord as a matter of law including, without limitation, an amount equal to the excess of the Rent provided to be paid for the remainder of the Lease Term over the fair market rental value of the Premises (determined at the date of termination of this Lease) after deduction of all anticipated expenses of reletting.

        D. All amounts owed by Tenant to Landlord under this Lease shall be deemed additional rent and unless otherwise provided, and (other than the Base Rent and Additional Rent which shall be due as provided) shall be paid within ten (10) days from the date Landlord renders a statement of account therefor to Tenant. All such amounts (including Base Rent and Additional Rent) shall bear interest from the date due until the date paid at the annual rate of eighteen percent (18%) or at the then maximum legal rate of interest, if any, whichever is lower. Tenant shall pay all of Landlord's costs, charges and expenses, including without limitation, court costs and attorneys' fees, incurred in enforcing Tenant's obligations under this Lease or incurred by Landlord in any litigation, negotiation or transaction in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned.

        E. If Tenant shall file for protection under the United States Bankruptcy Code now or hereafter in effect, or a trustee in bankruptcy shall be appointed for Tenant, Landlord and Tenant agree, to the extent permitted by law, to request that the debtor-in-possession or trustee-in-bankruptcy, if one shall have been appointed, either assume or reject this Lease within sixty (60) days after such appointment.

20.04 No Reinstatement No receipt of money by Landlord from Tenant after the expiration or termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgement for possession of the Premises, shall reinstate, continue or extend the Lease Term or affect any such notice, demand or suit unless expressly agreed to in writing by Landlord.

20.05 Waiver No waiver by Landlord of any default or breach of any covenant by Tenant hereunder shall be inferred from any omission by Landlord to take action on account of such default, and no express waiver shall affect any default other than the default specified in the waiver and then said waiver shall be operative only for the time and to the extent therein stated. The consent or approval of Landlord to any act of Tenant shall not be deemed to waive or render unnecessary Landlord's consent or approval to any subsequent similar acts. No waiver by Landlord of any provision under this Lease shall be effective unless in writing and signed by Landlord. Landlord's acceptance of full or partial payment of Rent during the continuance of any breach of this Lease shall not constitute a waiver of any such breach of this Lease. Efforts by Landlord to mitigate damages caused by Tenant's breach of this Lease shall not be construed as a waiver of Landlord's right to recover damages.

ARTICLE 21 - MISCELLANEOUS

21.01 No Option Submission of this instrument for examination does not constitute a reservation of or option for the Premises. The instrument does not become effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

21.02 Brokers Tenant and Landlord each hereby represents to the other that it has dealt directly with and only with the broker or brokers set forth in Paragraph 1.01 and that it does not know of another broker who negotiated this Lease or is entitled to any commission in connection herewith. Tenant and Landlord hereby agree to indemnify, defend (with counsel reasonably acceptable to the other) and hold the other harmless from and against all losses, damages, claims, liens, liabilities, costs and expense (including without limitation reasonable attorneys' fees) arising from any claims or demands of any other broker or brokers or finders for any commission or other compensation alleged to be due such broker or brokers or finders in connection with its participating in the negotiation of this Lease or in exhibiting the Premises on behalf of the indemnifying party.

21.03 Accord and Satisfaction No payment by Tenant of a lesser amount than the Rent nor any endorsement on any check or letter accompanying any check or payment as Rent shall be deemed an accord and satisfaction of full payment of Rent, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies.

21.04 Financial Statements In the event of a proposed sale or other transfer, financing or refinancing by Landlord of the Building, where the proposed lender or purchaser requests tenant financial statements, within ten (10) days after Landlord's request, Tenant shall deliver to Landlord the most current year-end financial statements of Tenant and any guarantor of this Lease, which statements shall have been reviewed or audited by an independent certified public accountant.

21.05 Notice Except as otherwise herein provided, whenever by the terms of this Lease notice shall or may be given either to Landlord or to Tenant, such notice shall be in writing and shall be deemed to have been properly served only if sent via certified mail return receipt requested, hand-delivery, or by overnight courier, to the appropriate address set forth in Paragraph 1.01, provided, however, that either Landlord or Tenant may change the location at which it receives notices, to another location within the United States of America, upon not less than ten (10) days notice. Communications delivered by hand or overnight courier shall be deemed to have been served on the date of receipt. Mailed communications shall be deemed to have been served at the time the same were posted plus three (3) business days. Notwithstanding the foregoing, notices served with respect to emergency matters may be communicated in person or by telephone.

21.06 Exhibits Reference is made to the Exhibits listed in Paragraph 1.01, which exhibits are attached hereto and incorporated herein by reference.

21.07 Survival Tenant agrees that its obligations pursuant to Paragraphs 4.02, 8.03, 8.05, 10.02, 10.03, 14.05, 21.02, 21.09, Article 20, and any other provision intended to survive, shall survive the termination of this Lease.

21.08 Tenant's Authority If Tenant signs as a corporation or partnership, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing entity, that Tenant has and is qualified to do business in the state in which the Premises are located, that Tenant has full right and authority to enter into this Lease, and that each and every person signing on behalf of Tenant is authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

21.09 Persons Bound The agreements, covenants and conditions of this Lease shall be binding upon and inure to the benefit of the successors and assigns of each of the Parties, except that no assignment, encumbrance or subletting by Tenant, unless permitted by the provisions of this Lease, shall vest any right in the assignee, encumbrancer or subtenant under such assignment, encumbrance or subletting.

21.10 Partial Invalidity If any term, covenant, condition or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be declared invalid, unenforceable or in violation of a party's legal rights, then such term, covenant, condition or provision shall be deemed to be null and void and unenforceable. However, all other provisions of this Lease, or the application of such term or provision to persons or circumstances other than those to which are held invalid, unenforceable or violative of legal rights, shall not be affected thereby, and each and every other term, condition, covenant the provision of this Lease shall be valid and be enforced to the fullest extend permitted by law.

21.11 Captions The headings and captions used throughout this Lease are for convenience and reference only and shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction or meaning of any provisions in this Lease. The words "Landlord" and "Tenant" wherever used in this lease shall be construed to mean plural where necessary, and the necessary grammatical changes required to make the provisions hereof apply to corporations, limited liability companies, partnerships, or individuals, men and women, shall in all cases be assumed as though in each case fully expressed.

21.12 Applicable Law This Lease, its interpretation and enforcement shall be governed by the internal laws of the state in which the Premises are located, without resort to the choice or conflicts of law provisions of that or any other state.

21.13 Rights Cumulative All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any other rights and remedies allowed by law.

21.14 Entire Agreement This Lease contains the entire agreement between the Parties and no modification of this Lease shall be binding upon the Parties unless evidenced by an agreement in writing signed by Landlord and Tenant after the date hereof. If there be more than one party comprising Tenant, the provisions of this Lease shall be applicable to and binding upon all such tenants jointly and severally.

21.15 Waiver of Jury Landlord and Tenant agree that, to the extent permitted by law, each shall and hereby does waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Lease.

ARTICLE 22 - OPTION TO TERMINATE.

Provided (a) the Lease is in full force and effect, and (b) Tenant is not in default hereunder at the time of notification or termination, Tenant shall have one (1) option to terminate the Lease as of the third anniversary of the Commencement Date, by notice in writing delivered to Landlord not later than nine (9) months prior to the third anniversary of the Commencement Date. To be effective, Tenant's notice of termination must be accompanied by a termination payment equal to the sum of (x) the unamortized cost (as of the termination date) of tenant improvements, leasing commissions and tenant concessions paid for by Landlord amortized with interest at ten percent (10%) per annum and (y) $27,887.49. For purposes of such determination, the unamortized portion of such costs shall be the amount that bears the same ratio to all such costs as the amount of Base Rent due after the termination date bears to the total amount of Base Rent due over the stated term set forth on the Schedule. Landlord will provide the calculation and amount of the termination fee within thirty (30) days of any termination and Tenant shall have thirty (30) days to review and object to such amount and the calculation thereof.

ARTICLE 23 - OPTION TO RENEW.

        Provided (a) the Lease is in full force and effect, (b) Tenant is not in default hereunder at the time of notification or commencement, (c) neither the Premises nor any part thereof have been sublet, (d) the Lease has not been assigned, (e) Tenant is an occupant of the Building under this Lease and intends to continue to use the Premises itself, and (f) that both at the time of notification and commencement there has been no material adverse change in the financial condition of the Tenant as reasonably determined by Landlord, Tenant shall have one (1) option to renew the Lease for five (5) years (the "Renewal Term") by notice in writing delivered to Landlord not less than nine (9) months prior to the expiration of the then current term of the Lease. All of the covenants, conditions and provisions of the Lease shall be applicable to the Renewal Term, except that the Annual and Monthly Base Rent shall be adjusted to reflect the current fair market rental for the Premises as of the date the Renewal Term is to commence. Landlord shall advise Tenant of the new monthly rental for the Renewal Term within thirty (30) days after a request therefor from Tenant; Landlord's notification of the new rental may include an escalation to provide for a change in the fair market rental between the time of notification and the commencement of the Renewal Term. In no event shall the Annual and Monthly Base Rent be subject to determination or modification by any person, entity, court or authority other than as expressly set forth herein and in no event shall the Annual and Monthly Base Rent for the Renewal Term be less than the monthly rental during the last year of the then expiring term.

        IN WITNESS WHEREOF, the parties have signed triplicate counterparts hereof as of the date and year hereinabove set forth.

TENANT: Superhighway Consulting, Inc.    LANDLORD:  Great Lakes REIT, L.P.
                                         By: Great Lakes REIT, Inc., its general
                                             partner

By:                                      By:
    ----------------------------------       -----------------------------------

Title:                                   Title:
       -------------------------------          --------------------------------

Date:                           , 1998   Date:                         , 1998
     --------------------------                -----------------------

ATTEST:                                  ATTEST:

By:                                      By:
   -----------------------------------       -----------------------------------

                                    EXHIBIT A
                              PLAN OF THE PREMISES

                                    EXHIBIT B
                              RULES AND REGULATIONS

        1. The sidewalks, entrances, passages, courts, vestibules, or other parts of the Building not occupied by Tenant shall not be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from the Premises. Landlord shall have the right to control and operate the public portions of the Building, and the facilities furnished for the common use of the all of the Building tenants, in such manner as Landlord deems best for the benefit of the tenants generally. Tenant shall not invite people to visit the Building or the Premises in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants of the entrances, corridors, and other public portions or facilities of the Building.

        2. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same.

        3. No hand trucks except those equipped with rubber tires and side guards shall be used in any space, either by Tenant, its employees, subcontractors, agents or invitees.

        4. No bicycles, vehicles or animals, birds or pets of any kind shall be brought into or kept in or about the Building or the Premises, except that bicycles may be kept in bicycle racks located at the Building, if Landlord, at its sole discretion chooses to provide such bicycle racks for the tenants' use.

        5. Mats, trash or other objects shall not be placed in the public corridors.

        6. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof. Tenant shall not make or permit to be made any keys for any door to the Premises or the Building other than those provided by Landlord, and if more than two keys for one lock are desired by Tenant, Landlord may provide the same upon payment by Tenant. Tenant shall, upon the termination of this tenancy, restore to Landlord all keys furnished to Tenant, and in the event of the loss of any keys, so furnished, Tenant shall pay to Landlord the cost thereof.

        7. Awnings, projections, curtains, blinds, shades, screens or other fixtures shall not be attached within the Premises or hung in the Premises without the prior written consent of Landlord. Such items must be of a quality, type, design and color, and attached in the manner approved by Landlord.

        8. Tenant shall not install antennae, or aerial wires inside or outside the Premises or the Building without the prior written consent of Landlord. The use thereof, if permitted, shall be subject to control by Landlord to the end that others shall not be disturbed or annoyed.

        9. If Tenant desires telegraphic, telephonic, burglar alarm or signal service, Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The locations of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord. Tenant shall not construct, maintain, use or operate within the Premises or elsewhere within or on the outside of the Building, any electrical device or apparatus in connection with any sound system.

        10. Unless Landlord gives prior written consent, Tenant shall not install or operate any machinery, refrigerating or heating device or air conditioning apparatus in or about the Premises or carry on any mechanical business therein. Tenant shall not install in the Premises any equipment which uses a substantial amount of electricity without the prior written consent of Landlord. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electric wiring in the Building and the Premises and the needs of other tenants in the Building and shall not use more than the safe capacity. Landlord's consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

        11. Tenant shall not waste water by tying, wedging or otherwise fastening open any faucet. The toilet rooms, urinals, wash bowls and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish rags, or other substances shall be thrown therein. The cost of all damages resulting from any misuse of the fixtures shall be borne by Tenant if its servants, employees, agents, visitors or licensees, shall have caused the same.

        12. Any person employed by Tenant to do janitor work within the Premises must obtain Landlord's consent and such person shall, when in the Building and outside of said Premises, comply with all instructions issued by Landlord.

        13. Except as provided in Section 8.05, no inflammable, combustible or explosive fluid, chemical or substance shall be brought or kept upon the Premises.

        14. Landlord shall have the right, exercisable with reasonable advance notice and without liability to Tenant, to change the name and street address of the Building of which the Premises are a part.

        15. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or odors or disturb or interfere with other occupants of the Building or neighboring Buildings whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way.

        16. No sign, advertisement or notice shall be inscribed, painted, affixed or displayed on any part of the outside or the inside of the Building except on the directories and the doors of offices, and then only in such place, number, size, color and style as is approved by Landlord. If any such sign, advertisement or notice is exhibited without Landlord's approval by Tenant, Landlord shall have the right to remove the same and Tenant shall be liable for any and all expenses incurred by Landlord by said removal. Any such permitted use, including directories and name plates, shall be at the sole expense and cost of Tenant.

        17. Tenant shall not use the name of the Building for any purpose other than as the business address of Tenant and shall not use any pictures or likeness of the Building in any circulars, notices, advertisements or correspondence without Landlord's prior written consent.

        18. Tenant and Tenant's employees, agents and patients shall park their cars only in those portions of the parking area located on the Building as may be designated for that purpose from time to time by Landlord.

        19. Except such machines to be used exclusively by Tenant's employees, no vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the prior written consent of Landlord. The Premises shall not be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes. Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or permeate the Premises or the Building.

        20. The requirements of Tenant will be attended to only upon application at the office of Landlord. Employees or agents of Landlord shall not perform any work or do anything outside of their regular duties unless under special instruction from Landlord.

        21. Tenant shall comply with all rules and regulations established by Landlord regarding the disposition of all trash and waste materials in and about the Premises including "Special Medical Wastes" described in any local, state, or federal statutes, and will indemnify and hold harmless Landlord for any claim of damages brought by any party as a result of Tenant's failure to follow such regulations.

        22. Landlord may, upon request by any tenant, waive the compliance by such tenant of any of the foregoing rules and regulations, provided that (i) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent, (ii) any such waiver shall not relieve such tenant from the obligation to comply with such rule or regulation in the future unless expressly consented to be Landlord, and (iii) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with the foregoing rules and regulations unless such other tenant has received a similar waiver in writing from Landlord. Landlord shall not be liable to Tenant for violation of such rules and regulations by, or for Landlord's failure to enforce the same against, any other tenant, its subtenants and occupants and its and their agents, employees, invitees or licensees, nor shall any such violation or failure constitute or be treated as contributing to an eviction, actual or constructive, or affect Tenant's covenants and obligations hereunder, or allow Tenant to reduce, abate or offset the payment of any Base Rent or other sum under this Lease.

        23. Violation of these rules and regulations, or any amendments thereto, shall be a default of Tenant under the terms of the Lease and shall be sufficient cause for termination of this Lease at the option of Landlord or the exercise of any other right or remedy, in accordance with the terms of Article 20 thereof.

                                    EXHIBIT C
               CONSTRUCTION RIDER (LANDLORD RESPONSIBLE FOR WORK)

1. Landlord's Work. Landlord shall perform the work and make the installations on the Premises, if any, substantially as set forth below ("Landlord's Work"). Other than as provided in this Construction Rider Landlord has no obligation to improve, alter or remodel the Premises. Unless otherwise provided herein, all such installations shall remain the property of Landlord.

        A. Landlord shall enter into a contract with a licensed general contractor ("GC"), for completion of the work necessary to finish the Premises as shown in the "Working Drawings" (hereinafter defined) to be agreed upon by Landlord and Tenant in accordance with Paragraph 1(B) below. All materials and finishing shall be in accordance with the Building Standard as established by Landlord in accordance with the Working Drawings. Any changes or additions to the Working Drawings shall require written approval by Landlord, which approval shall not constitute approval of any municipality or other authority having jurisdiction. Working Drawings shall mean, collectively, the space plan dated _______________________ prepared by ________________ , (the "Space Plan"), the final plans and specifications for the Premises (the "Construction Drawings"), including all plans prepared by ________ (the "Architect") and ___________________ (the "Engineer"), including but not limited to details of partitions, doors, electrical and telephone outlets, ceilings, finishes, sprinklers, heating, ventilating, sound attenuation, air conditioning, plumbing, and electrical systems, finishes, paint, millwork, cabinetry and floor and wall coverings in the Premises.

        B. Landlord has caused or shall cause to be prepared Working Drawings for the Premises. Landlord and Tenant and their respective consultants shall review and discuss the Working Drawings, revise them as appropriate, and reach agreement on the final Working Drawings. Landlord and Tenant, or their authorized representatives, shall sign two sets of the Working Drawings and one signed set shall be delivered to each party. The cost of the Working Drawings shall be paid for initially by Landlord but shall be included as a part of the "Tenant's Allowance" hereinafter specified.

        C. Upon completion of the Working Drawings, Landlord shall immediately make application to the appropriate regulatory authorities for the required permits and approvals.

        D. Upon receipt of a copy of the Working Drawings approved and signed by Landlord, and receipt of necessary permits Landlord will cause GC to commence construction.

        E. Landlord shall pay the cost of Landlord's Work up to but not in excess of an amount equal to $23.50 per square foot of Rentable Area in the Premises ("Tenant's Allowance"). Tenant's Allowance was based on the construction proposals solicited by Landlord from its contractor in good faith but does not constitute a guaranty of the actual cost of Landlord's work. Such costs shall include all construction costs, and all architect's, space planner's, and construction management fees incurred by Landlord. In the event that the cost of Landlord's Work exceeds the amount of the Tenant's Allowance, Tenant shall pay to Landlord said excess amount within thirty (30) days of Tenant's receipt of Landlord's statement of such excess costs.

        F. Landlord's Work shall be completed in a good and workmanlike manner in accordance with applicable laws.

        G. Landlord shall make a good faith effort to make the Premises Ready for Occupancy (as defined below) not later than the Target Commencement Date set forth in Paragraph 1.01(J) of the Lease; provided, however, that the Commencement Date shall be extended for a period equal to the period of any delay encountered by Landlord because of Force Majeure (as defined in the Lease), which shall include, in addition to other named events, Tenant Delays. Landlord's obligation to complete Landlord's Work shall not require Landlord to incur overtime costs and expenses, except to the extent the same are reimbursed by Tenant to Landlord.

2. Tenant's Work. Tenant, at its sole cost and expense, shall perform all work (other than Landlord's Work) in accordance with the terms of this Rider as required to put the Premises in a condition to permit the conduct of Tenant's business therein and in accordance with the requirements of this Lease.

        A. When Landlord's Work has proceeded to the point where the work described in the Working Drawings to be performed by Tenant and the installation of Tenant's trade fixtures and equipment in the Premises (collectively "Tenant's Work") can, in the opinion of Landlord, be commenced in accordance with good construction practice, Landlord shall notify Tenant to that effect. After such notice, Tenant shall have the right to occupy the Premises for the purpose of performing Tenant's Work so far as its occupancy is not inconsistent with Landlord's Work or any work to be done in the Building by Landlord, subject to all the terms and condition of this Lease, except that the payment of Rent by Tenant shall not commence until the Premises are Ready for Occupancy. All work by Tenant shall be performed in accordance with and be subject to the terms and conditions of Article 10 of the Lease.

        B. Tenant acknowledges that entry onto the Premises when the Premises are not Ready for Occupancy entails a risk of personal injury, death, or damage, destruction, loss or misappropriation of property. To the extent not expressly prohibited by law, Tenant hereby assumes all such risks for entry onto the Premises, and agrees to defend and hold harmless Landlord (its agents, contractors, employees and any lessor under any ground or underlying lease) against all costs and expenses, including reasonable attorneys' fees in connection therewith, arising out of any personal injury, death, or damage, destruction, loss or misappropriation of property related to entry onto the Premises by Tenant or its agents, employees, contractors, invitees or subtenants prior to such time as the Premises are Ready for Occupancy, except to the extent such costs or expenses arise out of the negligence or willful misconduct of Landlord, its employees, agents or representatives (it being expressly understood that for purposes of this Lease, Landlord's contractors, subcontractors and their employees shall not be considered employees, agents or representatives of Landlord).

        C. Tenant shall be solely responsible to determine at the site all dimensions of the Premises and the Building which affect any work to be performed by Tenant hereunder.

        D. Neither review nor approval by Landlord of any plans or specifications for Tenant's Work or any other work to be performed by Tenant shall constitute a representation or warranty by Landlord that any of such plans or specifications either (i) are complete or suitable for their intended purpose, or (ii) comply with applicable laws, ordinances, codes and regulations, it being expressly agreed by Tenant that Landlord assumes no responsibility or liability whatsoever to Tenant or to any other person or entity for such completeness, suitability, or compliance.

        E. Once approved by Landlord, Tenant shall not make any changes, modifications or additions to the any plans and specifications submitted to Landlord for Tenant's Work or any other Leasehold Improvements without the prior written consent of Landlord.

3. Punch List. Upon substantial completion of Landlord's Work, Landlord shall notify Tenant that the Premises are ready for inspection. Tenant agrees to inspect the Premises and to deliver to Landlord, within three (3) business days after such notification, a written "Punch List" of any of Landlord's Work which does not conform with the Working Drawings or which are otherwise reasonably unsatisfactory to Tenant, including a specific reference to any conditions which would materially affect the appearance or functioning of the Premises. Upon receipt of the Punch List, Landlord agrees to diligently pursue the correction of all Punch List items. The failure of Tenant to inspect the Premises, or to prepare a written Punch List within the aforesaid period of time, shall be deemed in acceptance of Landlord's Work and an acknowledgment that the Premises are Ready for Occupancy by Tenant.

        After Tenant has taken possession of the Premises, Landlord, its agents, contractors, mechanics and workmen shall have the right to enter the Premises at any time to complete Punch List items. Such entry by Landlord, its agents, contractors mechanics or workmen for such purpose shall not constitute an actual or constructive eviction in whole or in part, nor shall it entitle Tenant to any abatement or diminution of Rent, nor shall it relieve Tenant from any of its obligations under the Lease, nor shall it impose any liability upon Landlord.

4. Commencement Date. Notwithstanding anything to the contrary stated in this Lease, the obligations of the Tenant to pay Rent to Landlord as otherwise provided in this Lease shall not begin or commence until the "Commencement Date" which for purposes of this Lease shall be the earlier of dates noted below:

        A. The date upon which the Premises shall be "Ready for Occupancy", which shall be the date when: (i) Landlord's Work is substantially completed;
(ii) Landlord has obtained all permits and governmental certificates (if any) necessary for Tenant to fully occupy the Premises; and (iii) Landlord has notified Tenant of (i) and (ii) above. The Premises shall be deemed Ready for Occupancy notwithstanding Tenant Delays or a requirement to complete minor corrective work or the fact that portions of the Building and Common Areas may not be completed. In the event of any dispute as to whether the Premises are Ready for Occupancy, the decision of Landlord's architect shall be final and binding on Landlord and Tenant.

        B. The date on which the Premises would have been Ready for Occupancy but for Tenant Delays. For this purpose "Tenant Delays" shall include, but not be limited to delays caused in whole or in part by: (i) Tenant's failure to approve plans or specifications as required in this Construction Rider; or (ii) due to special work, changes, alterations or additions required or made by Tenant in the layout or finish of the Premises or any part thereof following the approval of the Construction Documents; or (iii) Tenant's delay in approving plans or materials (e.g. carpet or paint), giving authorizations; or (iv) delay in the completion of Tenant's Work; or (v) any other delay and/or default on the part of Tenant.

5. Miscellaneous. This Construction Rider is expressly made a part of the Lease and is subject to each and every term and condition thereof, including, without limitation, the limitations on liability set forth therein.

                                    EXHIBIT D
                        CONFIRMATION OF COMMENCEMENT DATE


        THIS CONFIRMATION OF COMMENCEMENT DATE is made as of this day of ________, 199_, by and between GREAT LAKES REIT, INC., a Maryland corporation ("Landlord") and _________________________ , a _______________________
("Tenant").

                                   WITNESSETH:

        WHEREAS, Landlord and Tenant entered into a written lease dated ______________ , _____ , (the "Lease") for Suite ______ , at ___________________
; and

        WHEREAS, the Premises have now been delivered to Tenant; and

        WHEREAS, Landlord and Tenant now desire to confirm the actual Commencement Date [and correct the Schedule of Base Rent to reflect the actual Commencement Date].

        NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter contained, Landlord and Tenant hereby agree as follows:

        1. Commencement Date. The Commencement Date of the Lease is _______________ , 19__ .

        [2. Base Rent. Tenant shall pay as Base Rent for the Lease Term the following amounts:

        Period            Annual Base Rent             Monthly Base Rent]


        3. Terms of Lease. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Lease.

        4. Incorporation of the Lease. Except as otherwise modified hereby, the terms and covenants of the Lease remain in full force and effect.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Confirmation as of the day and year first above written.


                                        LANDLORD:

                                        GREAT LAKES REIT, INC.


By:
    -------------------------------
Its:
    -------------------------------

                                     TENANT:




By:
    -------------------------------
Its:
    -------------------------------